Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

Case No. 02-12834 and 02-41729 through 02-41957*
Chapter 11

ADELPHIA COMMUNICATIONS CORPORATION, et al.

(Name of Debtors)

Monthly Operating Report for
the period ended November 30, 2002 **

Debtors’ Address:
One North Main Street
Coudersport, PA 16915

Willkie Farr & Gallagher
(Debtors’ Attorneys)

Monthly Operating Income: $7,136
($ in thousands)

Report Preparer:

The undersigned, having reviewed the attached report and being familiar with the Debtors’ financial affairs, verifies under the penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.**

Date:  December 20, 2002

/S/ CHRISTOPHER T. DUNSTAN

Christopher T. Dunstan Executive Vice President, Treasurer and Chief Financial Officer

Indicate if this is an amended statement by checking here

AMENDED STATEMENT

*   Refer to Schedule VI for a listing of Debtors by Case Number

**All amounts herein are preliminary and subject to revision. The debtors reserve all rights to revise this report.

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
UNAUDITED CONSOLIDATED BALANCE SHEET
(Dollars in thousands, except per share amounts)
November 30, 2002
ASSETS:
Property, plant and equipment—net	$7,200,582
Intangible assets—net	15,457,985
Cash and cash equivalents	385,745
Restricted cash	40,918
Investments	31,768
Subscriber receivables—net	206,798
Prepaid expenses and other assets—net	523,160
Intercompany receivables	27,268,622
Related party receivables	1,785,538

Total assets	$52,901,116

LIABILITIES, CONVERTIBLE PREFERRED STOCK, COMMON STOCK
AND OTHER STOCKHOLDERS’ EQUITY:
Parent and subsidiary debt	$201,031
Accounts payable	131,609
Subscriber advance payments and deposits	80,724
Accrued interest and other liabilities	325,623
Intercompany payables	232,425
Related party payables	1,285
Deferred income taxes	2,004,599

2,977,296

Liabilities subject to compromise:
Parent and subsidiary debt	13,508,071
Parent and subsidiary debt under co-borrowing credit facilities	2,846,156

16,354,227
Accounts payable	1,081,587
Accrued interest and other liabilities	394,903
Intercompany payables	27,009,984
Related party payables	1,360,234

Total liabilities subject to compromise	46,200,935

Total liabilities	49,178,231

Minority interests	562,440

Cumulative redeemable exchangeable preferred stock	148,794

Convertible preferred stock, common stock and other stockholders’ equity:
Convertible preferred stock	397
Class A and Class B common stock, $.01 par value, 1,500,000,000 shared authorized, 254,842,461 shares issued and outstanding	2,548
Additional paid-in capital	9,460,346
Accumulated other comprehensive loss	(8,499)
Accumulated deficit	(3,447,584)
Treasury stock, at cost	(149,401)

5,857,807
Reduction in stockholders’ equity from amounts under co-borrowing credit facilities	(2,846,156)
Total convertible preferred stock, common stock and other stockholders’ equity	3,011,651

Total liabilities and stockholders’ equity	$52,901,116

The accompanying notes are an integral part of these unaudited consolidated financial statements.

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands, except per share amounts)
	For the Month Ended November 30, 2002	For the Five Months Ended November 30, 2002
Revenues	$281,329	$1,385,305

Cost and expenses:
Direct operating and programming	115,285	565,420
Selling, general and administrative	53,473	299,326
Depreciation and amortization	77,245	364,883
Impairment of long-lived and other assets	8,224	72,134
Non-recurring professional fees	4,221	26,630
Estimated provision for accounting changes	8,500	42,500

Operating income before reorganization expenses due to bankruptcy	14,381	14,412
Reorganization expenses due to bankruptcy	7,245	27,131

Operating income (loss)	7,136	(12,719)

Other (expense) income:
Interest expense	(32,649)	(175,345)
Minority interest in income of subsidiaries	236	(1,376)
Other-than-temporary impairment of investment and other assets	(86,224)	(143,391)
Loss on sale of assets	—	(1,551)
Other	—	91

Total	(118,637)	(321,572)

Net loss applicable to common stockholders	$(111,501)	$(334,291)

Net loss per weighted average share—basic and diluted	$(0.44)	$(1.33)

Weighted average shares outstanding (in thousands)—basic and diluted	250,779	250,779

The accompanying notes are an integral part of these unaudited consolidated financial statements.

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Dollars in thousands)

	For the Month Ended November 30, 2002	For the Five Months Ended November 30, 2002
Cash flows from operating activities:
Net loss	$(111,501)	$(334,291)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	77,245	364,883
Impairment of long-lived and other assets	8,224	72,134
Other-than-temporary impairment of investments and other assets	86,224	143,391
Minority interest in income of subsidiaries	(236)	1,376
Loss on sale of assets	—	1,551
Reorganization expenses due to bankruptcy	7,245	27,131
Non-recurring professional fees, net of amounts paid	(2,809)	11,961
Change in assets and liabilities:
Subscriber receivables—net	5,504	3,540
Prepaid expenses and other assets—net	(5,126)	(30,353)
Accounts payable	(5,433)	150,073
Subscriber advance payments and deposits	(27,936)	2,886
Accrued interest and other liabilities	(6,339)	22,997
Intercompany receivables and payables—net	(1,959)	(13,184)

Net cash provided by operating activities before
reorganization expenses	23,103	424,095
Reorganization expenses paid during the period	(4,545)	(11,634)

Net cash provided by operating activities	18,558	412,461

Cash flows from investing activities:
Acquisitions	(7)	(132)
Expenditures for property, plant and equipment	(66,513)	(279,417)
Investments in other joint ventures	—	348
Related party receivables and payables—net	5,038	6,253

Net cash used for investing activities	(61,482)	(272,948)

Cash flows from financing activities:
Proceeds from debt	—	200,000
Payment of debt	(1,629)	(9,073)
Payment of debtor in possession bank financing costs	—	(47,544)

Net cash (used for) provided by financing activities	(1,629)	143,383

(Decrease) increase in cash and cash equivalents	(44,553)	282,896
Cash and cash equivalents, beginning of period	471,216	143,767

Cash and cash equivalents, end of period	$426,663	$426,663

The accompanying notes are an integral part of these unaudited consolidated financial statements.

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

1. Organization, Business and Proceedings under Chapter 11

Adelphia Communications Corporation and subsidiaries (“Adelphia” or the “Company”) owns, operates and manages cable television systems and other related telecommunications businesses. Adelphia’s operations consist primarily of selling video programming, which is distributed to subscribers for a monthly fee through a network of fiber optic and coaxial cables. These services are offered in the respective franchise areas under the name Adelphia. Cable systems owned by Adelphia (the “Company Systems”) are located in 29 states and Puerto Rico, and are organized primarily into six strategic clusters: Los Angeles, PONY (Western Pennsylvania, Ohio and Western New York), New England, Florida, Virginia and Colorado Springs. The Company’s Systems are located primarily in suburban areas of large and medium-sized cities within the 50 largest television markets.

Solely for the purposes of the accompanying unaudited consolidated financial statements, the accounts of Adelphia, its majority-owned subsidiaries and subsidiaries that are 50% owned and controlled by Adelphia are included with the exception of those subsidiaries/entities who did not file voluntary petitions under Chapter 11 (“Chapter 11”) of the U.S. Bankruptcy Code. The accompanying unaudited consolidated financial statements do not include any entities owned and/or controlled by the John J. Rigas family (the “Rigas family”). The Non-filing entities as of November 30, 2002 are Palm Beach Group Cable, Inc. and Palm Beach Group Cable Joint Venture and Century-ML Cable Corporation, Praxis Capital Ventures, L.P., St. Mary’s Television, Inc., STV Communications and Main Security Surveillance, Inc. (“Non-filing entities”). On September 30, 2002, Century-ML Cable Venture (“CMLCV”), a subsidiary of the Company, filed a voluntary petition to reorganize under Chapter 11 (see Note 18) and has been excluded from the materiality impact of Non-filing entities below. For the Materiality Impact of Non-filing entities below, operating income excludes the impairment of long-lived and other assets, the estimated provision for accounting changes, non-recurring professional fees, and reorganization expenses due to the Chapter 11 Cases of the Company.

Materiality Impact of Non-filing entities
as of and for the Month Ended
November 30, 2002
	Unaudited Consolidated Financial Statements	Non-filing entities	Percent of Non-filing entities to the Unaudited Consolidated Financial Statements
Balance Sheet:
Total Assets	$52,901,116	$91,633	0.17%

Total Liabilities	49,178,231	69,381	0.14%

Convertible preferred stock, common stock and other stockholders’ equity	3,011,651	22,252	0.74%

Total Liabilities & Equity	$52,901,116	$91,633	0.17%

Statement of Operations:
Revenues	$281,329	$8,544	3.04%

Operating Income	$35,326	$2,366	6.70%

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

Adelphia Business Solutions, Inc. and subsidiaries (“Adelphia Business Solutions”) was a consolidated subsidiary of Adelphia as of December 31, 2001. Adelphia Business Solutions owns, operates and manages entities which provide competitive local exchange carrier (“CLEC”) telecommunications services under the name Adelphia Business Solutions. On January 11, 2002, the Company distributed in the form of a dividend, all of the shares of common stock of Adelphia Business Solutions owned by Adelphia to holders of the Adelphia’s Class A and Class B common stock (the “Spin-off”). As a result of the Spin-off, the Rigas family holds a majority of the total voting power of Adelphia Business Solutions common stock. The distribution of Adelphia Business Solutions common stock was recorded on the date of the Spin-off. Accordingly, the accompanying unaudited consolidated financial statements do not include the accounts of Adelphia Business Solutions as of November 30, 2002 and for the period from July 1, 2002 through November 30, 2002.

Bankruptcy Proceedings

On June 25, 2002, Adelphia and all of its wholly-owned subsidiaries (including Century Communications Corporation (“Century”) which filed on June 10, 2002) (all filing entities herein known as the “Debtors”) except for the Non-filing entities and CMLCV which filed on September 30, 2002 (see Note 18) filed voluntary petitions to reorganize under Chapter 11 in the U.S. Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). The Debtors are operating their business as debtors-in-possession. On July 11, 2002, the Office of the United States Trustee for the Southern District of New York (the “U.S. Trustee”) appointed a statutory committee of unsecured creditors (the “Creditors’ Committee”). In addition, on July 31, 2002 the U.S. Trustee appointed a statutory committee of equity holders (the “Equity Committee” and collectively with the Creditors’ Committee, the “Committees”). The Committees have the right to, among other things, review and object to certain business transactions and may participate in the formulation of the Company’s long-term business plan and plan of reorganization. On October 4, 2002, Adelphia filed a motion seeking an extension of the exclusive period within which to file a plan of reorganization and solicit acceptances thereof (the “Motion”). The Motion was heard on October 25, 2002 and the Company was granted the extension through February 21, 2003 and April 21, 2003, respectively.

Basis of Presentation

Until a plan of reorganization is confirmed by the Bankruptcy Court, the unaudited consolidated financial statements of the Company have been prepared using certain guidance prescribed by the American Institute of Certified Public Accountants’ (“AICPA”) Statement of Position 90-7 “Financial Reporting by Entities in Reorganization Under the Bankruptcy Code” (“SOP 90-7”) and generally accepted accounting principles in the United States of America (“GAAP”). These unaudited consolidated financial statements are not intended to present fairly the financial position of the Companyas of November 30, 2002, or the results of its operations or its cash flows for the month and the five months ended November 30, 2002 in conformity with GAAP because the unaudited consolidated financial statements exclude the financial position and results of operations of the Non-filing entities and CMLCV. Furthermore, certain disclosures normally included in consolidated financial statements prepared in accordance with GAAP have been condensed or omitted. The accompanying unaudited consolidated financial statements of the Company have been prepared on a going concern basis, which assumes the realization of assets and the payment of liabilities in the ordinary course of business, and do not reflect any adjustments that might result if the Company is unable to continue as a going concern.

SOP 90-7 requires (i) that pre-petition liabilities that are subject to compromise be segregated in the Company’s consolidated balance sheet as liabilities subject to compromise and (ii) that revenues, expenses, realized gains and losses, and provisions for losses resulting directly from the reorganization, due to the Company’s bankruptcy, be reported separately as reorganization expenses in the consolidated statement of operations (see Note 5). As a result of the reorganization proceedings under Chapter 11, the Company may take, or may be required to take, actions which may cause assets to be realized, or liabilities to be liquidated, for amounts other than those reflected in the unaudited consolidated financial statements.

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

As a result of the Company’s recurring losses, the Chapter 11 filing and circumstances relating to these events, including the Company’s debt structure, actions taken by prior management and current economic conditions, realization of assets and liquidation of liabilities are subject to significant uncertainty. In order to provide liquidity through June 2004, the Company entered into an Amended and Restated Credit and Guaranty Agreement, as amended, dated as of August 26, 2002, with a group of lenders led by JP Morgan Securities, Inc. and Salomon Smith Barney, Inc. as Co-Lead Arrangers, for a Debtor-in-Possession Credit Facility (the “DIP Facility” or “DIP Lenders”). See Note 2 to these unaudited consolidated financial statements for further discussion. The Company believes that cash flows from operations, along with the financing provided through the DIP Facility, should allow the Company to continue as a going concern. However, there can be no assurance of this. The Company’s ability to continue as a going concern is also dependent upon its ability to maintain compliance with covenants under the DIP Facility and the ability to generate sufficient cash flow from operations and financing sources to meet its obligations as they become due. In the event a Chapter 11 plan of reorganization is confirmed by the Bankruptcy Court and becomes effective, continuation of the Company’s business thereafter will be dependent on the Company’s ability to achieve positive operating results and maintain satisfactory capital and liquidity. Until a plan of reorganization is confirmed by the Bankruptcy Court and becomes effective, there can be no assurance that the Company will emerge from these bankruptcy proceedings. Furthermore, the effect on the Company’s business from the terms and conditions of such a plan of reorganization cannot be determined at this time and, therefore, also raises substantial doubt regarding the Company’s ability to continue as a going concern.

The accompanying unaudited consolidated financial statements have been derived from the books and records of the Debtors. However, certain financial information has not been subject to procedures that would typically be applied to financial information presented in accordance with GAAP, and upon the application of such procedures (such as tests for asset impairment), the Debtors believe that the financial information will be subject to changes, and these changes could be material. The Company’s intangible assets are comprised primarily of purchased franchises and goodwill that resulted from the allocation of the purchase price of previously acquired cable systems. In accordance with Statement of Financial Accounting Standards (“SFAS”) No. 142, “Goodwill and Other Intangible Assets”, the Company has discontinued amortizing its purchased franchises and goodwill as of January 1, 2002. SFAS No. 142 requires testing of impairment annually for goodwill and indefinite-lived intangible assets, or more frequently as warranted by events or changes in circumstances. At this time, the Company has not completed an impairment test of its purchased franchises and goodwill. Any such adjustment, as a result of an analysis performed in accordance with SFAS No. 142, may have a material impact on the Company’s financial statements. Additionally, the Company has not completed its adoption of SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”, which addresses the financial accounting and reporting for the impairment of long-lived assets and long-lived assets to be disposed of. Once the Company has completed its adoption of SFAS No. 144, an adjustment to the financial statements may be required and this adjustment may be material to the financial statements. Furthermore, the Debtors disclosed in its Current Report on Form 8-K, dated June 10, 2002, that it believes that certain financial information reported by prior management was unreliable. As such, the books and records of the Debtors from which the accompanying unaudited consolidated financial statements are derived may not accurately reflect the financial condition, results of operations and cash flows of the Debtors.

The Debtors are reviewing the books and records and other information on an on-going basis to determine whether the accompanying unaudited consolidated financial statements should be supplemented or otherwise amended. The Debtors reserve the right to file, at any time, such supplements or amendments to these accompanying unaudited consolidated financial statements. These accompanying unaudited consolidated financial statements should not be considered an admission regarding any of the Debtors’ income, expenditures or general financial condition, but rather, a current compilation of the Debtors’ books and records. The Debtors do not make, and specifically disclaim, any representation or warranty as to the completeness or accuracy of the information set forth herein.

Certain footnote disclosures normally included in unaudited consolidated financial statements prepared in accordance with GAAP have been condensed or omitted. In the opinion of management, all disclosures considered necessary for an informative presentation have been included herein. For further

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

information, refer to the consolidated financial statements and footnotes thereto included in the Company’s Annual Report on Form 10-K as of and for the year ended December 31, 2000. As further discussed in Dismissal of Former Independent Public Accountants below, PricewaterhouseCoopers, LLP (“PwC”), the Company’s independent accountants, have not completed its audit as of and for the year ended December 31, 2001 or its re-audits as of and for the years ended December 31, 1999 and 2000.

The operating results for the periods presented herein may not be indicative of the operating results for the full year or any future interim period.

All significant intercompany accounts have been presented gross for purposes of these unaudited consolidated financial statements and accordingly, have not been eliminated in consolidation. GAAP would require that these intercompany balances be eliminated in the consolidation. See Note 8 to these unaudited consolidated financial statements for further discussion.

Dismissal of Former Independent Public Accountants

As disclosed in its Current Report on Form 8-K filed on June 14, 2002 as amended, the Company, on June 9, 2002, dismissed Deloitte & Touche LLP (“Deloitte”), its former independent public accountants.

As a result of actions taken by the former management of the Company, the Company has not yet completed its financial statements as of and for the year ended December 31, 2001 or received its independent auditor’s report thereon or filed with the Securities and Exchange Commission (“SEC”) its Annual Report on Form 10-K as of and for the year ended December 31, 2001. Furthermore, the Company has not timely filed its Quarterly Report on Form 10-Q for the quarters ended March 31, 2002, June 30, 2002 and September 30, 2002. As of the date Deloitte was dismissed as the Company’s independent public accountants, Deloitte had not completed its audit nor issued its independent auditors’ report with respect to the Company’s financial statements as of and for the year ended December 31, 2001. As disclosed in a press release attached to its Current Report on Form 8-K filed on June 21, 2002, the Company announced that it had been advised by Deloitte, that based on current management’s decision to restate the financial statements, Deloitte withdrew certifications of financial statements of the Company and its subsidiaries that Deloitte had issued since March 2001. The Company expects to restate its financial statements for years ended December 31, 1999 and 2000 and its interim financial statements for 2001 and possibly other periods. Current management took control of the Company in May 2002 and, on June 13, 2002, retained PwC as independent accountants. The Company’s Board of Directors and the Audit Committee of the Board of Directors approved the decision to change independent accountants. At this time, PwC has not completed the audits for the years ended December 31, 1999, 2000 and 2001. See Note 3 to these unaudited consolidated financial statements for additional information.

On November 6, 2002, the Company filed a lawsuit against Deloitte charging them with, among other charges, professional negligence, breach of contract, fraud and wrongful conduct. The Company is seeking compensation for all injury from Deloitte’s conduct, as well as punitive damages.

2.    Debt and Other Obligations

Due to the commencement of the Chapter 11 filings and the Company’s failure to comply with certain financial covenants, the Company is in default on substantially all of its pre-petition debt obligations. Except as otherwise may be determined by the Bankruptcy Court, the stay protection afforded by the Chapter 11 filings prevents any action from being taken with regard to any of the defaults under the pre-petition debt obligations. All of the pre-petition obligations are classified as liabilities subject to compromise as of November 30, 2002. See Note 4 to these unaudited consolidated financial statements for additional information.

DIP Facility

In connection with the Chapter 11 filings, the Company entered into a $1,500,000 DIP Facility led by J.P. Morgan Securities, Inc. and Salomon Smith Barney, Inc. as Co-Lead Arrangers. The DIP Facility was approved by the Bankruptcy Court on August 23, 2002. The DIP Facility expires on the earlier of June 25, 2004 or upon the occurrence of certain other events, including the effective date of a reorganization plan of

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

any loan party that is confirmed pursuant to an order of the Bankruptcy Court (“Termination Event”). The debtor-in-possession commitment that Adelphia received can be used for general corporate purposes and investments, as defined in the agreement. The DIP Facility is secured with a first priority lien on all its unencumbered assets, a priming first priority lien on all its assets securing its pre-petition bank debt, and a junior lien on all other assets subject to valid pre-existing liens. The DIP Facility is comprised of a $1,300,000 revolving credit facility (“Tranche A Loans”) and a $200,000 loan (“Tranche B Loan”). Loans under the DIP Facility bear interest at the Alternative Base Rate (greatest of the Prime Rate, the base CD Rate plus 1% or the Federal Funds Effective Rate plus .5%) plus 2.5% or LIBOR plus 3.5%. On September 3, 2002, the Company closed on the DIP Facility and, as part of the closing, the proceeds from the Tranche B Loan in the amount of $200,000 were funded by the DIP Facility Lenders and transferred into credit-linked investment accounts maintained at JPMorgan Chase Bank. The Company pays interest on the Tranche B Loan proceeds, net of interest income, as defined. Based on a review of the DIP Facility’s terms and conditions, current management determined that the proceeds from the Tranche B Loan should be recorded on the unaudited consolidated balance sheet as of September 30, 2002 as cash and cash equivalents and parent and subsidiary debt. Furthermore, as of November 30, 2002, the Company issued letters of credit totaling $31,176 against the Tranche B Loan proceeds.

The terms of the DIP Facility contain certain restrictive covenants which include limitations on the incurrence of additional guarantees, liens and indebtedness, limitations on the sale of assets, and the funding of capital expenditures. The DIP Facility will also require that the Company meet certain financial covenants, which are to be determined. In accordance with the terms of the DIP Facility, the Company is required to submit a long-term budget and set certain financial covenants in consultation with the DIP Lenders through June 2004 no later than the 120th day from the date of the bankruptcy filing. The Company has obtained waivers of the requirement that it submit its long-term budget and set its covenants on October 25, 2002, and has entered into an amendment to the DIP Facility with the required DIP Lenders which, among other items, extends the time the Company has to finalize its long-term budget submitted to the DIP Lenders to February 14, 2003. The amendment also limits the Company’s capital spending to $330,000 during the period from December 1, 2002 to February 28, 2003. The Company believes it is materially in compliance with all other requirements referred to in the DIP Facility.

As of November 30, 2002, the Company has $300,000 availability under the DIP Facility. The remaining $1,000,000 of availability is subject to satisfaction by the Company of certain conditions.

Co-Borrowing Credit Facilities

As disclosed in the Company’s Current Report on Form 8-K filed on May 24, 2002, various subsidiaries of the Company have entered into co-borrowing credit facilities with certain entities owned by the Rigas family. Historically, the Company’s financial statements reported borrowings attributable only to the Company under such co-borrowing credit facilities and provided footnote disclosure as to the total amount of borrowings permitted under such facilities without disclosing the amount of borrowings attributable to entities owned by the Rigas family. Therefore, the entire co-borrowing credit facilities were not reflected as indebtedness on the Company’s historical financial statements.

As discussed in Note 1, at this time, PwC has not completed its audits of the Company’s financial statements as of and for the year ended December 31, 2001 and the Company expects to restate its financial statements as of and for the years ended December 31, 1999 and 2000 and its interim financial statements for 2001 and possibly other periods. As disclosed in its Current Report on Form 8-K filed on May 24 and June 10, 2002, after initial discussions with the SEC in early May 2002, the Company announced on May 24, 2002 that it had tentatively concluded that it would increase the Company’s indebtedness by $2,846,156 to reflect the full amount of borrowings by entities owned by the Rigas family for which subsidiaries of the Company are jointly and severally liable. Accordingly, the accompanying unaudited consolidated financial statements reflect an increase of $2,846,156 of such indebtedness of parent and subsidiary debt in liabilities subject to compromise with a corresponding reduction in stockholders’ equity. As consultations are continuing with the SEC and PwC, and PwC has not yet completed its audit of the Company’s financial statements, the accounting treatment for the increase in parent and subsidiary debt and the reduction in the stockholder’s equity included in the Company’s unaudited financial statements has yet to be finalized. The

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

final accounting treatment may result in materially different treatment from that presented herein.

Parent and Subsidiary Debt

The following information is an update as of November 30, 2002 of certain disclosures included in Note 4 to Adelphia’s consolidated financial statements contained in the Annual Report on Form 10-K as of and for the year ended December 31, 2000.

Parent Debt:	November 30, 2002
9 1/4% Senior Notes due 2002	$325,000
8 1/8% Senior Notes due 2003	149,817
10 1/2% Senior Notes due 2004	150,000
7 1/2% Senior Notes due 2004	100,000
10 1/4% Senior Notes due 2006	487,698
9 7/8% Senior Notes due 2007	348,417
8 3/8% Senior Notes due 2008	299,438
7 3/4% Senior Notes due 2009	300,000
7 7/8% Senior Notes due 2009	350,000
9 3/8% Senior Notes due 2009	497,048
10 7/8% Senior Notes due 2010	745,316
10 1/4% Senior Notes due 2011	1,000,000
6% Convertible Subordinated Notes due 2006	1,024,924
3 1/4% Convertible Subordinated Notes due 2021	978,253
9 7/8% Senior Debentures due 2005	129,286
9 1/2% Pay-In-Kind Notes due 2004	31,847

Total parent debt	$6,917,044

Subsidiary Debt:

Notes to banks	$3,970,531
DIP Facility	200,000
10 5/8% Senior Notes of Olympus due 2006	202,243
11% Senior Subordinated Notes of FrontierVision Due 2006	207,953
11 7/8% Senior Discount Notes Series A of FrontierVision due 2007	244,639
11 7/8% Senior Discount Notes Series B of FrontierVision due 2007	89,953
Zero Coupon Senior Discount Notes of Arahova due 2003	412,601
9 1/2% Senior Notes of Arahova due 2005	250,590
8 7/8% Senior Notes of Arahova due 2007	245,371
8 3/4% Senior Notes of Arahova due 2007	219,168
8 3/8% Senior Notes of Arahova due 2007	96,046
8 3/8% Senior Notes of Arahova due 2017	94,924
Senior Discount Notes of Arahova due 2008	348,086
Other subsidiary debt and capital leases	209,953

Total subsidiary debt	$6,792,058

Total parent and subsidiary debt, exclusive of co-borrowing credit facilities	13,709,102
Co-borrowing credit facilities	2,846,156

$16,555,258

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

Total parent and subsidiary debt, exclusive of co-borrowing credit facilities, of $13,709,102 is comprised of liabilities subject to compromise of $13,508,071, bank financing under the DIP facility of $200,000 and capital leases of $1,031 entered into post petition.

Weighted average interest rate payable by subsidiaries under credit agreements with banks and institutions	5.04%

Interest Expense

Interest expense on notes to banks and institutions and capital leases totaling $32,649 and $175,345 has been reported in the unaudited consolidated statements of operations for the one and five month periods ended November 30, 2002, respectively, of which $13,238 and $57,027 is attributable to the Rigas family owned entities within co-borrowing credit facilities. In accordance with SOP 90-7, interest expense is only reported to the extent that it will be paid during Chapter 11 proceedings or will be allowed on a secured or unsecured claim. Had the Company not filed voluntary petitions under Chapter 11, the amount of the interest expense that would have been reported in the unaudited consolidated statement of operations, for the one and five month periods ended November 30, 2002 is $94,271 and $390,063, respectively.

3.    Estimated Provision for Accounting Changes

As discussed in Note 1, PwC, the Company’s independent accountants, have not completed its audit as of and for the year ended December 31, 2001 or its re-audit as of and for the years ended December 31, 1999 and 2000. However, based on information known at this time, current management has recorded an estimated provision related to expected adjustments in 2002 in the amount of $8,500 and $42,500 for the respective one and five month periods ended November 30, 2002. For the eleven months ended November 30, 2002, the Company has recorded $93,500 related to expected adjustments.

As disclosed in the Company’s Current Report on Form 8-K filed on June 10, 2002, current management determined that it would make certain adjustments to its results of operations and restate its financial statements as of and for the years ended December 31, 2000 and 2001. Based on information known at that time, current management expected to record estimated adjustments totaling approximately $160,000 and $210,000 to reduce the results of operations in 2000 and 2001, respectively. Such estimates correct items in operating results previously announced by prior management, including, but not limited to, capitalization of labor expenses, the expensing of certain programming costs, improperly reducing the Company’s operating expenses for “marketing support” payments and the impairment of financial instruments. Final adjustments to any prior year financial statements will be made by management at the completion of the audits by PwC. The final adjustments in 2000 and 2001 could materially exceed the amount estimated by current management.

Furthermore, as additional information becomes available, the Company will make necessary adjustments to current periods in 2002. These adjustments may be material to the accompanying unaudited financial statements.

4.    Liabilities Subject to Compromise

As discussed in Note 1 to the accompanying unaudited consolidated financial statements, the Company has been operating as debtors-in-possession under Chapter 11 since June 25, 2002. The Company is authorized to operate its business in the ordinary course.

As a result of the Chapter 11 filing, all actions to collect the payment of pre-petition indebtedness are subject to compromise or other treatment under a plan of reorganization. Generally, actions to enforce or otherwise effect payment of pre-Chapter 11 liabilities are stayed. Although pre-petition claims are generally stayed, as part of the first day orders and subsequent motions granted by the Bankruptcy Court, the Bankruptcy Court approved Adelphia’s motions to pay certain pre-petition obligations including, but not limited to employee wages, salaries, commissions, incentive compensation and other related benefits.

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

The Company has been paying and intends to continue to pay undisputed post-petition claims in the ordinary course of business. In addition, the Company may reject pre-petition executory contracts and unexpired leases with respect to the Company’s operations, with the approval of the Bankruptcy Court. Any damages resulting from rejection of executory contracts and unexpired leases are treated as general unsecured claims and will be classified as liabilities subject to compromise. Adelphia will notify all known claimants subject to the bar date of their need to file a proof of claim with the Bankruptcy Court. A bar date is the date by which claims against the Company must be filed if the claimants wish to receive any distribution in the Chapter 11 case. No bar date has yet been set by the Bankruptcy Court. Differences between liability amounts estimated by the Company and claims filed by creditors will be investigated and the Bankruptcy Court will make a final determination of the allowable claim. The determination of how liabilities will ultimately be settled and treated cannot be made until the Bankruptcy Court approves a Chapter 11 plan of reorganization as discussed in Note 1. Accordingly, the ultimate amount of such liabilities is presently not determinable. On December 2, 2002, the Company filed a motion with the Bankruptcy Court to extend the deadline for filing its Statement of Financial Affairs and Schedules. The motion was heard on December 19, 2002 and the Bankruptcy Court granted the extension through April 23, 2003.

Valuation methods used in Chapter 11 reorganization cases vary depending on the purpose for which they are prepared and used and are rarely based on GAAP, the basis of which the accompanying financial statements are prepared, unless otherwise noted. Accordingly, the values set forth in the accompanying unaudited consolidated financial statements are not likely to be indicative of the values presented to or used by the Bankruptcy Court.

As of November 30, 2002, the Company has liabilities subject to compromise of $46,200,935. Such amounts may be subject to future adjustments depending on Bankruptcy Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims, or other events.

5.    Non-Recurring Professional Fees and Reorganization Expenses Due to Bankruptcy

The Company is also incurring certain non-recurring professional fees that, although not directly related to the Chapter 11 filing, relate to the Company’s reorganization and have been incurred in response to the actions taken by prior management. These expenses include the re-audit, legal, special investigation and forensic consultant fees of the Company and the Special Committee of the Board of Directors and have been included in non-recurring professional fees in the unaudited consolidated statements of operations. Such expenses are not expected to recur in the foreseeable future and therefore, have been excluded from the Company’s Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) computation in Note 17. The Company and their legal counsel are currently confirming the treatment of the Company’s provisional allocation of its non-recurring professional fees to all of its joint ventures and related parties.

Based on current management’s interpretation of SOP 90-7, only those fees directly related to the Chapter 11 filing should be expensed and included in reorganization expenses due to bankruptcy in the unaudited consolidated statements of operations. These expenses include legal, restructuring and financial consultant fees for the Company and for Committee representatives.

6.    Accounts Payable, Accrued Expenses and Other Liabilities

To the best of the Company’s knowledge, all undisputed post-petition trade payables are current and all premiums for insurance policies, including all workers’ compensation and disability insurance policies, required to be paid are fully paid as of November 30, 2002.

As stated in Note 1, the Company is reviewing the books and records and other information on an ongoing basis to determine whether the accompanying unaudited consolidated financial statements should be supplemented or otherwise amended. Management is currently performing a review to substantiate the completeness of all liabilities, specifically contract liabilities with programmers. Such review is ongoing and may result in an adjustment to the accompanying unaudited consolidated financial statements and the adjustment may be material.

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

7.    Preferred Stock Dividends

In accordance with the accounting direction provided in SOP 90-7, the Company has discontinued accruing for its preferred stock dividends as of June 25, 2002, the filing date of the Chapter 11 Cases. Had the Company not filed voluntary petitions under Chapter 11, preferred stock dividends would have been $5,750 and $28,750 for the respective one and five month periods ended November 30, 2002.

8.    Intercompany Receivables and Payables

The accompanying unaudited consolidated financial statements include intercompany receivables and payables related to all of Adelphia’s majority-owned subsidiaries and subsidiaries that are 50% owned and controlled by the Company, including Non-filing entities and CMLCV (see Note 18). The intercompany receivables and payables are presented at the gross amount with the total receivables balance included in assets and the total intercompany payables included in liabilities in the unaudited consolidated balance sheet. Intercompany payables have been segregated between pre and post bankruptcy petition and none of the intercompany balances have been collateralized. The intercompany balances do not net to zero due to the Non-filing entities and CMLCV being included in these balances, as discussed in Note 1.

9.    Related Party Receivables and Payables

Related party receivables and payables represent advances to and payables from certain related parties, including Adelphia Business Solutions and entities owned and/or controlled by the Rigas family. Related party receivables and payables are presented at the gross amount with the total receivable balance included in assets and the payables included in the liabilities in the unaudited consolidated balance sheet. Related party payables have been segregated between pre and post bankruptcy petition, and none of the related party balances have been collateralized. In October 2002, the Company recorded a reserve of $5,075 against management service fee revenue invoiced to Adelphia Business Solutions for the period from July 2002 through October 2002. For the month ended November 30, 2002, the Company recorded an additional reserve of $900 against management service fee revenue invoiced to Adelphia Business Solutions. Management is continuing to evaluate the recoverability of related party receivables and may record additional reserves in the future.

10.    Cash and Cash Equivalents

The Company considers all highly liquid investments with a maturity date of three months or less to be cash equivalents. As required by an agreement with the Company’s insurance provider, the Company restricted cash for the payment of franchise fees in the amount of $32,909 as of November 30, 2002 and included in restricted cash of $8,009 related to working capital transactions for certain acquisitions of cable systems from Verizon that were completed in February 2002.

As discussed in Note 2, also included in cash and cash equivalents are the proceeds of the Tranche B Loan of $200,000.

11.    Subscriber Receivables

Subscriber receivables are comprised of monthly amounts due from the Company’s subscribers and customers and are reported net of allowance for doubtful accounts of $9,678.

12.    Prepaid Expenses and Other Assets—Net

Included in prepaid expenses and other assets—net are unamortized deferred loan fees of $154,976. Such loan fees relate to pre-petition debt obligations, which have been classified as liabilities subject to compromise. See Note 4 to these unaudited consolidated financial statements for further discussion. SOP 90-7 requires that in cases where the underlying debt becomes an allowed claim and the allowed claim differs from the net carrying amount of the debt, the amount of the debt will be adjusted for any unamortized deferred loan fees to equal the value of the allowed claim. Any gain or loss from such adjustments to the underlying debt as compared to the allowed claim will be recorded as reorganization expenses due to bankruptcy.

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

13.    Other-than-Temporary Impairment of Investments, Long-Lived Assets and Certain Other Assets

As discussed in Note 1, the Company’s current management is reviewing the books and records and other information on an ongoing basis to determine whether the accompanying unaudited consolidated financial statements should be supplemented or otherwise amended. Additionally, as discussed in Note 1, PwC has not completed its audit as of and for the year ended December 31, 2001 or its re-audit as of and for the years ended December 31, 1999 and 2000. The Company is in the process of performing an evaluation of impairment related to several investments and long-lived and certain other assets. This evaluation includes a review of the accounting treatment when the transaction originated and a review of the accounting subsequent to the date of origination, including periodic evaluations for impairment. The results of the evaluations may result in adjustments to the 2002 unaudited consolidated financial statements contained herein and financial statements as of and for the years ended December 31, 1999, 2000 and 2001 and these adjustments may be material to these periods.

Below is a listing of investments and other assets in which the Company has recorded an asset impairment charge during the one and five month periods ended November 30, 2002. All references to adjustments to be made as a result of the Company’s restatement of prior year financial statements have not been reflected in the unaudited consolidated financial statements contained herein pending the completion of the audit as of and for the year ended December 31, 2001 and the re-audits as of and for the years ended December 31, 1999 and 2000 by PwC.

Praxis Capital Ventures, L.P.

As disclosed in the Company’s Current Report on Form 8-K filed on May 24, 2002 the Company entered into certain transactions with Praxis Capital Partners, LLC, a Delaware limited liability company (“Praxis Capital”), and Praxis Capital Management, LLC, a Delaware limited liability company, through Praxis Capital Ventures, L.P., a Delaware limited partnership (“PCVLP”), in which ACC Operations, Inc. (a wholly-owned Company subsidiary) is a 99.5% Limited Partner. Formed in June 2001, PCVLP focused on private equity investments in the telecommunications market. At June 30, 2002, the net book value of the Company’s portion of these investments was approximately $1,247. In addition, the Company had recorded $1,053 of prepaid management service fees to PCVLP. The Company is continuing to evaluate the PCVLP investments, which are comprised primarily of investments in private companies that have no actively traded market. In July 2002, the Company recorded a reserve against its entire investment in PCVLP and the related prepaid management service fees.

Peter L. Venetis, the son-in-law of John J. Rigas, is the managing director of Praxis Capital Management, LLC.

Devon Mobile Communications, L.P.

The Company is a 49.9% Limited Partner in Devon Mobile Communications, L.P., (“Devon Mobile”), a Delaware limited partnership which, through its subsidiaries holds licenses to operate regional wireless telephone businesses in several states. Devon Mobile had certain business and contractual relationships with the Company and with former subsidiaries or divisions of the Company which were spun-off as Adelphia Business Solutions in January 2002. In late May 2002, the Company notified Devon L.P., Inc., the General Partner of Devon Mobile, that it would likely terminate certain discretionary operational funding to Devon Mobile. In July 2002, the Company understands that Adelphia Business Solutions elected to terminate certain services material to Devon Mobile’s operations. Devon Mobile filed voluntary petitions to reorganize under Chapter 11 with the U.S. Bankruptcy Court on August 19, 2002. In July 2002, the Company recorded an asset impairment reserve against the investment in and receivables from Devon Mobile of $1,221 and $53,646, respectively. In November 2002, the Company completed its evaluation of Devon Mobile and recorded an additional asset impairment reserve of $51,087, which related primarily to the Company’s guarantee of certain obligations of Devon Mobile, other receivables from Devon Mobile, and a write-off of incremental investment that will result from the Company’s restatement of prior year financial information.

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

Internal Operations, Call Center and Billing System

Since 1998, the Company has been developing an internal operations, call center and billing system known as “Convergence”. After careful evaluation of the functionality and usability of the Convergence system, the Company decided not to pursue continued rollout and terminated additional funding for the system. In October 2002, the Company recognized an impairment charge related to the acceleration of the estimated useful life of the Convergence system in the amount of $63,910. Additional adjustments totaling $7,610 were recorded in October to reclassify payroll and other operating expenses improperly capitalized during 2002. These expense adjustments have been excluded for the purposes of the Company’s EBITDA calculation as presented in Note 17. The Company’s remaining investment in this system of approximately $30,000 will be adjusted in connection with the restatement of its prior year financial statements.

Buffalo Sabres

As disclosed in the Company’s Current Report on Form 8-K filed on May 24, 2002, the Company had entered into various arrangements with Niagara Frontier Hockey, L.P., a Delaware limited partnership (“NFHLP”) owned by the Rigas Parties. Among other assets, NFHLP owns the Buffalo Sabres, a National Hockey League team. The Company has made approximately $165,000 of loans and advances for NFHLP and its subsidiaries. In November 2002, the Company recognized impairment of those loans and advances of approximately $31,447. This write-down, combined with adjustments from the restatement of the Company’s prior year financial statements of approximately $79,000 and reserves previously recorded by the Company, will reduce the Company’s investment to the net proceeds expected from the sale of the team. On November 21, 2002, the National Hockey League, which is currently managing the Buffalo Sabres, gave conditional approval to the sale of the team.

Closure of the Competitive Local Exchange Carriers (“CLECs”)

In August 2002, the Company filed a motion with the Bankruptcy Court for approval to close operations in 14 markets that were served by the Company’s CLECs. The CLECs provided local telephone service to certain geographic markets and competed with local telephone exchange carriers. The Company’s Board of Directors approved the closure, and approval was granted by the Bankruptcy Court by order dated September 25, 2002. Property, plant and equipment associated with these systems totaled approximately $120,000 as of November 30, 2002. The Company expects that, in connection with the restatement of its financial statements for prior periods, the property, plant and equipment associated with these CLECs will be written down by approximately $100,000. The remaining net book value of the property, plant and equipment of approximately $18,400 is being depreciated over its estimated remaining useful life of 5 months. In November 2002, the Company recognized additional impairment of approximately $6,900 on certain assets that are expected to be sold.

Interactive Digital TV Investments

The Company has several investments in interactive digital TV product ventures. In November 2002, the Company recognized a loss of $3,690 in connection with the expiration of certain warrants received in connection with its Interactive Digital TV product ventures. This adjustment, coupled with expected prior period adjustments, will reduce the Company’s investment in such ventures at November 30, 2002, to approximately $170, net of an accumulated other comprehensive loss of approximately $1,737.

The Company’s property, plant and equipment, net and intangible assets are currently being evaluated by management for asset impairment and other issues. The evaluation has not yet been completed but will impact the financial statements for 2002 and prior years. The issues below should not be considered the only issues related to these assets that are under evaluation by current management, and management reserves the right to amend, update or supplement the listing below.

Property, Plant and Equipment, Net and Intangible Assets

Management is continuing to evaluate issues related to property, plant and equipment and intangible assets. These issues include the ownership of assets, prior

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

capitalization policies, estimated useful lives, amounts allocated to specific assets in connection with acquisitions, and impairment. The results of these evaluations are unknown at this time but could result in material adjustments to the net book value of property, plant and equipment or intangible assets at December 31, 1999, 2000 and 2001 and as of November 30, 2002, as well as results of operations for the periods then ended.

14.    Derivative Instruments and Hedging Activities

The Company manages its interest rate risk through the use of interest protection instruments such as interest rate swaps, caps and collars. The use of such interest rate protection instruments, as required by the Company’s debt obligations, is intended to minimize the volatility of cash flows caused by interest rate fluctuations. Prior management of the Company determined that these instruments were not hedging instruments under the provisions of SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities” and, therefore, changes in fair value are recorded in the unaudited consolidated statement of operations. For the one and five month periods ended November 30, 2002, changes in fair value recognized in the unaudited consolidated statement of operations were not material.

15.    Net Loss Per Weighted Average Share of Common Stock

Basic net loss per weighted average share of common stock is computed based on the weighted average number of common shares outstanding after giving effect to dividend requirements on the Company’s preferred stock (see Note 7). Diluted net loss per common share is equal to basic net loss per common share because the Company’s convertible preferred stock and outstanding stock options have an antidilutive effect for the periods presented. In the future, however, the convertible preferred stock and outstanding stock options could have a potentially dilutive effect on earnings per share.

16.    Supplemental Cash Flow Information

Interest Paid

Cash payments for interest were $34,460 and $190,412 for the one and five month periods ended November 30, 2002, respectively. Additionally, for the one and five month periods ended November 30, 2002, the Company made cash payments of $14,597 and $81,595, respectively, for interest on the co-borrowing credit facilities attributable to the Rigas family owned entities. Such payments are included in the related party receivables and payables, net in the unaudited consolidated statements of cash flows.

Non Cash Activities

Capital leases entered into during the one and five month periods ended November 30, 2002 were $6 and $1,114, respectively.

17.    EBITDA

The following is a recap of EBITDA from the unaudited consolidated statements of operations for the one and five month periods ended November 30, 2002. EBITDA is an alternative performance measure that is customarily used by companies that own, operate and manage cable television systems and other related telecommunications businesses. EBITDA is not a performance measure in accordance with GAAP and the use of EBITDA is not meant to replace or supercede any information presented in accordance with GAAP.

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

Current management believes that the non-recurring professional fees in Note 5 and the other-than-temporary impairment of investment, long-lived assets and certain other assets in Note 13 to be of a nature that the expenses and adjustments are not expected to recur in the foreseeable future and, therefore, have been excluded from the EBITDA calculation below.

	For the Month Ended November 30, 2002	For the Five Months Ended November 30, 2002
Operating income before reorganization expenses due to bankruptcy	$14,381	$14,412
Depreciation and amortization	77,245	364,883
Impairment of long-lived and other assets	8,224	72,134
Additional expense adjustments related to the impairment of plant, property and equipment	—	7,610
Non-recurring professional fees	4,221	26,630

EBITDA	$104,071	$485,669

18.    Century-ML Cable Venture Bankruptcy Filing

On September 30, 2002, CMLCV, a joint venture between Adelphia’s wholly-owned subsidiary, Century and ML Media Partners, L.P. (“ML Media”) filed a voluntary petition to reorganize under Chapter 11 in the U.S. Bankruptcy Court for the Southern District of New York. CMLCV is operating its business as a debtor-in-possession and is continuing to serve its subscribers in three communities in Puerto Rico. At this time, CMLCV is expected to generate sufficient cash to fund operations and capital requirements. The CMLCV Chapter 11 filing is not expected to have a material impact on the operations of CMLCV’s subsidiary, Century-ML Cable Corporation, serving other communities in Puerto Rico.

As of November 30, 2002, CMLCV’s total assets, total liabilities and equity were $74,878, $15,225 and $59,653, respectively. For the month ended November 30, 2002, CMLCV’s revenues and operating income were $872 and $331, respectively.

CMLCV is filing a separate monthly operating report with the Bankruptcy Court for the one and two months ended November 30, 2002. As more fully disclosed in CMLCV’s separate Monthly Operating Report, there is litigation pending in the Bankruptcy Court between ML Media and CMLCV, Century, the Company and Highland Holdings, a Rigas family partnership. In connection with the parties’ December 13, 2001 Leveraged Recapitalization Agreement, there is a pre-petition dispute relating primarily to a payment of $279,800 to ML Media for its 50% ownership in CMLCV. If there is an adverse outcome against the Company relating to this litigation, the Company may be required to pay $279,800 to ML Media for its 50% ownership in CMLCV or Century may be required to surrender its 50% ownership in CMLCV to ML Media. The outcome of this litigation is uncertain and no accrual has been recorded in the accompanying unaudited consolidated financial statements.

19.    Bankruptcy Court Reporting Schedules

The Bankruptcy Court reporting schedules included in this report on pages 18 through 52 are for the period from November 1 through November 30, 2002 and have been prepared for the purpose of filing with the Bankruptcy Court and are not required by GAAP. The accompanying Bankruptcy Court reporting schedules, as with all other information contained herein, have been obtained from the books and records of the Company and are unaudited.

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES
Summary

	For the Month Ended November 30, 2002	Reference
Gross wages paid	$64,416,962	Schedule I
Employee payroll taxes withheld	14,290,741	Schedule I
Employer payroll taxes due	4,690,334	Schedule I
Payroll taxes paid*	12,916,649	Schedule II*
Sales and other taxes due	6,080,509	Schedule III
Gross taxable sales	102,840,606	Schedule III
Real estate and personal property taxes paid	3,666,820	Schedule IV
Sales and other taxes paid	5,880,101	Schedule V
Cash disbursements	236,242,002	Schedule VI
Insurance coverage	N/A	Schedule VII

* The amount reported above for payroll taxes paid is based upon the date paid and not due.

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule I

Court Reporting schedules for Payroll and Payroll Taxes
for the Month Ended November 30, 2002

	Gross	Employee Payroll	Employer Payroll
Week Ending Date	Wages Paid	Taxes Withheld	Taxes Due
November 1, 2002	$21,094,623	$4,628,153	$1,542,822
November 15, 2002	$21,961,920	$4,954,888	$1,596,191
November 27, 2002	$21,360,419	$4,707,701	$1,551,321

Total	$64,416,962	$14,290,741	$4,690,334

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule II	Page 1 of 3

Court Reporting schedules for Payroll Taxes Paid
for the Month Ended November 30, 2002

Payee	Payroll Taxes Paid	Payment Date
INTERNAL REVENUE SERVICE	$92,757	11/01/2002
MICHIGAN DEPARTMENT OF REVENUE	107	11/01/2002
MISSISSIPPI STATE TAX COMMISSN	1,211	11/01/2002
NORTH CAROLINA DEPT OF REVENUE	11,839	11/01/2002
ROWAN COUNTY FINANCE	9	11/01/2002
STATE OF ARKANSAS	165	11/01/2002
UTAH STATE TAX COMMISSION	116	11/01/2002
VILLAGE OF DUBLIN	113	11/01/2002
WEST VIRGINIA DEPT OF TAX & REV	6,528	11/01/2002
INTERNAL REVENUE SERVICE	5,370,151	11/04/2002
STATE OF ARIZONA	1,961	11/04/2002
STATE OF CALIFORNIA	156,729	11/04/2002
STATE OF COLORADO	24,831	11/04/2002
STATE OF CONNECTICUT	1,974	11/04/2002
STATE OF DELAWARE	33	11/04/2002
STATE OF GEORGIA	12,741	11/04/2002
STATE OF IDAHO	4,783	11/04/2002
STATE OF ILLINOIS	112	11/04/2002
STATE OF INDIANA	1,158	11/04/2002
STATE OF KANSAS	506	11/04/2002
STATE OF KENTUCKY	22,161	11/04/2002
STATE OF MAINE	24,260	11/04/2002
STATE OF MASSACHUSETTS	20,106	11/04/2002
STATE OF NEW JERSEY	76	11/04/2002
STATE OF NEW YORK	114,959	11/04/2002
STATE OF OHIO	65,974	11/04/2002
STATE OF OKLAHOMA	283	11/04/2002
STATE OF PENNSYLVANIA	96,118	11/04/2002
STATE OF SOUTH CAROLINA	5,413	11/04/2002
STATE OF VERMONT	15,008	11/04/2002
STATE OF VIRGINIA	52,019	11/04/2002
EMPLOYMENT DEVELOPMENT DEPT	22,934	11/05/2002
TREASURER CITY OF OWENSBORO	400	11/06/2002
BRYAN CITY INCOME TAX	128	11/07/2002
MASSACHUSETTS DIVISION OF	128	11/07/2002
BOYLE COUNTY COURTHOUSE	113	11/14/2002

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule II	Page 2 of 3

Court Reporting schedules for Payroll Taxes Paid
for the Month Ended November 30, 2002

Payee	Payroll Taxes Paid	Payment Date
INTERNAL REVENUE SERVICE	101,772	11/15/2002
MICHIGAN DEPARTMENT OF REVENUE	98	11/15/2002
MISSISSIPPI STATE TAX COMMISSN	1,077	11/15/2002
NORTH CAROLINA DEPT OF REVENUE	12,038	11/15/2002
STATE OF ARKANSAS	165	11/15/2002
UTAH STATE TAX COMMISSION	116	11/15/2002
VILLAGE OF DUBLIN	113	11/15/2002
VIRGINIA	56,613	11/15/2002
WEST VIRGINIA DEPT OF TAX & REV	6,873	11/15/2002
INTERNAL REVENUE SERVICE	5,682,868	11/18/2002
STATE OF ARIZONA	1,865	11/18/2002
STATE OF CALIFORNIA	178,646	11/18/2002
STATE OF COLORADO	27,416	11/18/2002
STATE OF CONNECTICUT	2,530	11/18/2002
STATE OF DELAWARE	33	11/18/2002
STATE OF GEORGIA	13,088	11/18/2002
STATE OF IDAHO	4,695	11/18/2002
STATE OF ILLINOIS	112	11/18/2002
STATE OF INDIANA	1,107	11/18/2002
STATE OF KANSAS	565	11/18/2002
STATE OF KENTUCKY	23,731	11/18/2002
STATE OF MAINE	26,152	11/18/2002
STATE OF MASSACHUSETTS	21,767	11/18/2002
STATE OF NEW JERSEY	76	11/18/2002
STATE OF NEW YORK	125,155	11/18/2002
STATE OF OHIO	72,186	11/18/2002
STATE OF OKLAHOMA	268	11/18/2002
STATE OF PENNSYLVANIA	97,648	11/18/2002
STATE OF SOUTH CAROLINA	5,855	11/18/2002
STATE OF VERMONT	17,148	11/18/2002
STATE OF VIRGINIA	52,353	11/18/2002
CERIDIAN TAX SERVICE INC	6	11/20/2002
COLLECTOR OF TAXES	19	11/21/2002
EMPLOYMENT RESOURCES DIVISION	239	11/23/2002
ASHTABULA INCOME TAX	970	11/27/2002
BOURBON COUNTY OCCUP	55	11/27/2002

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule II	Page 3 of 3

Court Reporting schedules for Payroll Taxes Paid
for the Month Ended November 30, 2002

Payee	Payroll Taxes Paid	Payment Date
CELINA CITY	345	11/27/2002
CENTRAL COLLECTION AGENCY	45,968	11/27/2002
CITY OF CAMBRIDGE	435	11/27/2002
CITY OF CHILLICOTHE	11,333	11/27/2002
CITY OF CINCINNATI	422	11/27/2002
CITY OF CLEVELAND HEIGHTS	5,640	11/27/2002
CITY OF CONNEAUT	309	11/27/2002
CITY OF DANVILLE	462	11/27/2002
CITY OF HUNTINGTON	196	11/27/2002
CITY OF MACEDONIA	3,047	11/27/2002
CITY OF MARION	1,256	11/27/2002
CITY OF NEWARK	6,407	11/27/2002
CITY OF PITTSBURGH	907	11/27/2002
CITY OF VAN WERT	286	11/27/2002
DIRECTOR OF FINANCE	285	11/27/2002
HARRISON COUNTY TAX ADMINISTRAT	40	11/27/2002
LORAIN CITY TAX	3,165	11/27/2002
MADISON COUNTY	43	11/27/2002
MICHIGAN DEPARTMENT OF REVENUE	155	11/27/2002
MISSISSIPPI STATE TAX COMMISSN	1,212	11/27/2002
MONTANA DEPARTMENT OF REVENUE	1,037	11/27/2002
MOREHEAD DIRECTOR OF FIN	548	11/27/2002
NEBRASKA DEPARTMENT OF REVENUE	211	11/27/2002
NORTH CAROLINA DEPT OF REVENUE	11,572	11/27/2002
PHILADELPHIA DEPT OF REV	303	11/27/2002
RITA	14,330	11/27/2002
SCHOOL DISTRICT INCOME TAX	4,285	11/27/2002
STATE OF ARKANSAS	165	11/27/2002
STATE OF MARYLAND	34,147	11/27/2002
UTAH STATE TAX COMMISSION	116	11/27/2002
VILLAGE OF DUBLIN	113	11/27/2002
VILLAGE OF MILLERSBURG	125	11/27/2002
VILLAGE OF MINSTER	229	11/27/2002
VILLAGE OF NORTH KINGSVILLE	110	11/27/2002
WEST VIRGINIA DEPT OF TAX & REV	7,056	11/27/2002
INTERNAL REVENUE SERVICE	97,064	11/29/2002

TOTAL	$12,916,649

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III	Page 1 of 9

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales
for the Month Ended November 30, 2002

	Sales and
	Other Taxes	Gross Taxable
Taxing Jurisdiction	Due	Sales
ADMINISTRATOR ID TRS FUND	$13	$1,286
AL PSC	—	3,738
ALABAMA DEPT. OF REVENUE	408	6,794
ALBANY COUNTY	476	A
ALBEMARLE COUNTY	5,522	A
AMHERST COUNTY TREASURER	8	A
ARIZONA DEPARTMENT OF REVENUE	10,616	622,119
ASHLAND INDEPENDENT BOARD OF EDUCATION	10,684	356,140
AUGUSTA COUNTY	10	A
BANK OF AMERICA	901	102,966
BATH COUNTY SCHOOL DISTRICT	1,162	38,740
BEDFORD CITY	70	A
BEDFORD COUNTY	55	10,935
BEREA COUNTY SCHOOL DISTRICT	1,693	56,440
BLACKSBURG	161	A
BOARD OF EQUALIZATION	922	3,460
BOTETOURT COUNTY TREASURER	13	A
BOURBON COUNTY SCHOOL DISTRICT	537	17,913
BOYD COUNTY SCHOOL DISTRICT	3,346	111,537
BOYLE COUNTY SCHOOL DISTRICT	1,507	50,245
BREATHITT COUNTY SCHOOL DISTRICT	955	31,833
BRECKINRIDGE COUNTY BOARD OF EDUCATION	550	18,329
BUCHANAN COUNTY TREASURER	12	A
BUREAU OF TAXATION	206	4,111
BURGIN INDEPENDENT BOARD OF EDUCATION	305	10,169
BUTLER COUNTY SCHOOL DISTRICT	52	1,726
CA TELECONNECT FUND	154	51,483
CAMPBELL COUNTY TREASURER	179	A
CAROLE MATTHEWS, TREASURER	21,451	A
CARTER COUNTY SCHOOL DISTRICT	1,576	52,534
CATTARAUGUS COUNTY	27	A
CCHCF-A	185	51,483
CHARLOTTESVILLE CITY TREASURER	2,275	A
CHAUTAUQUA COUNTY DIRECTOR OF FINANCE	8	A
CHCF-B	731	51,483
CHESTERFIELD COUNTY	507	4,647

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III	Page 2 of 9

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales
for the Month Ended November 30, 2002

	Sales and
	Other Taxes	Gross Taxable
Taxing Jurisdiction	Due	Sales
CHIEF FISCAL OFFICER	57	A
CHRISTIANSBURG CITY	4	791
CHRISTIANSBURG, TOWN OF	19	A
CITY OF ALAHAMBRA	2	44
CITY OF ALAMEDA	1	7
CITY OF ALBION	1	20
CITY OF ARCADIA	29	569
CITY OF ARCATA	—	15
CITY OF ARLINGTON	—	1
CITY OF ASOTIN	—	3
CITY OF AURORA	225	5,989
CITY OF BALDWIN PARK	4,485	149,500
CITY OF BEAUMONT	1,847	61,552
CITY OF BELLFLOWER	1	18
CITY OF BERKELEY	4	53
CITY OF BOTHELL	3	58
CITY OF BRAWLEY	6,623	165,570
CITY OF BURBANK	7	106
CITY OF CALABASAS	14	270
CITY OF CHARLOTTESVILLE	55,258	717,852
CITY OF CHULA VISTA	—	8
CITY OF CLOVERDALE	2	80
CITY OF COLFAX	1	19
CITY OF COLORADO SPRINGS	231	9,259
CITY OF COVINA	13	209
CITY OF CULVER CITY	8	69
CITY OF DEER PARK	—	2
CITY OF DESERT HOT SPRINGS	11	220
CITY OF DOWNEY	2	35
CITY OF EDMONDS	1	21
CITY OF EL MONTE	3	48
CITY OF EL SEGUNDO	—	2
CITY OF ELK GROVE	—	3
CITY OF EVERETT	3	57
CITY OF FONTANA	33,610	672,197

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III	Page 3 of 9

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales
for the Month Ended November 30, 2002

	Sales and
	Other Taxes	Gross Taxable
Taxing Jurisdiction	Due	Sales
CITY OF GARDENA	1	15
CITY OF GLENDALE	3	47
CITY OF HARRISONBURG TREASURER	48	A
CITY OF HAWTHORNE	2	47
CITY OF HERMOSA	26	432
CITY OF HERMOSA BEACH	17,068	284,462
CITY OF HOLTVILLE	1,597	31,945
CITY OF HUNTINGTON BEACH	1	20
CITY OF HUNTINGTON PARK	1	8
CITY OF INDIO	—	9
CITY OF INGLEWOOD	2	20
CITY OF KALAMA	4	68
CITY OF KELSO	6,472	107,859
CITY OF KENT	—	4
CITY OF KIRKLAND	—	1
CITY OF LA HABRA	25,178	419,639
CITY OF LA PALMA	1	11
CITY OF LA VERNE	24	597
CITY OF LAKEWOOD	1	20
CITY OF LEXINGTON	9	229
CITY OF LONG BEACH	11	156
CITY OF LONGVIEW	21,500	358,339
CITY OF LOS ANGELES	1,993	19,921
CITY OF LYNWOOD	—	3
CITY OF MALIBU	1	28
CITY OF MARTINVILLE	231	11,594
CITY OF MAYWOOD	—	2
CITY OF MODESTO	1	9
CITY OF MONTCLAIR	1	31
CITY OF MONTEREY PARK	1	27
CITY OF MORENO VALLEY	55,764	929,399
CITY OF MOUNTAIN VIEW	—	8
CITY OF MUKILTEO	—	2
CITY OF NORWALK	3	57
CITY OF OAKLAND	—	4

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III	Page 4 of 9

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales
for the Month Ended November 30, 2002

	Sales and
	Other Taxes	Gross Taxable
Taxing Jurisdiction	Due	Sales
CITY OF OLYMPIA	—	8
CITY OF PALM SPRINGS	—	5
CITY OF PALO ALTO	—	2
CITY OF PALOUSE	783	11,202
CITY OF PARAMOUNT	—	4
CITY OF PASADENA	5	59
CITY OF PICO RIVERA	11,011	220,221
CITY OF PLACENTIA	16,357	467,337
CITY OF POMONA	2	27
CITY OF PORT HUENEME	8,269	206,730
CITY OF PORTERVILLE	—	6
CITY OF POULSBO	1	11
CITY OF PULLMAN	38	477
CITY OF REDMOND	—	1
CITY OF REDONDO BEACH	37,926	798,444
CITY OF RICHMOND	6,540	115,709
CITY OF RIVERSIDE	22	339
CITY OF ROANOKE	1,961	26,601
CITY OF SACRAMENTO	3	39
CITY OF SALEM	382	A
CITY OF SALINAS	1	18
CITY OF SAN BERNARDINO	63,635	795,432
CITY OF SAN BUENAVENTURA	26,893	537,853
CITY OF SAN GABRIEL	—	1
CITY OF SANTA ANA	25	422
CITY OF SANTA BARBARA	1	20
CITY OF SANTA MONICA	132,885	1,328,845
CITY OF SANTA ROSA	—	6
CITY OF SEAL BEACH	8	73
CITY OF SEQUIM	—	10
CITY OF SIERRA MADRE	5	86
CITY OF SOUTH PASADENA	1	17
CITY OF SPOKANE	2	32
CITY OF STANTON	1	15
CITY OF SUNNYVALE	1	41

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III	Page 5 of 9

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales
for the Month Ended November 30, 2002

	Sales and
	Other Taxes	Gross Taxable
Taxing Jurisdiction	Due	Sales
CITY OF TACOMA	—	8
CITY OF TORRANCE	25	386
CITY OF TURNWATER	2	28
CITY OF VALLEJO	1	12
CITY OF VANCOUVER	3	52
CITY OF VENTURA	49	989
CITY OF WAYNESBORO	29,594	295,937
CITY OF WESTPORT	1	9
CITY OF WHITTIER	26	520
CITY OF WINCHESTER	17,454	174,538
CITY OF WINLOCK	1	10
CITY OF WOODLAND	12	232
CITY OF ZILLAH	—	7
CITY TREASURER	5	A
CLARKE COUNTY	2	A
CLINTON COUNTY TREASURER	18	A
COLORADO DEPT. OF REVENUE	3,977	130,421
COLUMBIA COUNTY TREASURER	4	A
COMMISSIONER OF REVENUE SERVICES	146,115	2,593,358
COMMONWEALTH OF MASSACHUSETTS	3,648	72,962
COMPTROLLER OF MARYLAND	11,658	233,152
COMPTROLLER OF PUBLIC ACCOUNTS	22	344
COMPTROLLER, CITY OF BUFFALO	11,988	399,586
COUNTY OF ALBEMARLE	548	102,527
COUNTY OF MONTGOMERY	9,670	96,696
CULPEPPER COUNTY TREASURER	8	A
DANVILLE INDEPENDENT SCHOOL DISTRICT	4,594	153,131
DAVIESS COUNTY BOARD OF EDUCATION	15,734	524,454
DAVIESS COUNTY SCHOOL DISTRICT	260	8,660
ELLIOT COUNTY SCHOOL DISTRICT	301	10,027
ERIE COUNTY COMPTROLLER	6,197	A
ESSEX COUNTY TREASURER	61	A
FAUQUIER COUNTY	24	A
FLORIDA C.S.T. FUND	144,140	1,029,320
FLORIDA DEPARTMENT OF REVENUE	2,959,363	43,224,100

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III	Page 6 of 9

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales
for the Month Ended November 30, 2002

	Sales and
	Other Taxes	Gross Taxable
Taxing Jurisdiction	Due	Sales
FRANKLIN COUNTY PUBLIC SAFETY	16	A
FRANKLIN COUNTY SCHOOL DISTRICT	88	2,920
FREDERICK COUNTY	169	A
GARRARD COUNTY SCHOOL DISTRICT	1,006	33,538
GENESEE, COUNTY OF	15	A
GEORGIA DEPARTMENT OF REVENUE	12,402	177,512
GREENE COUNTY	22	A
HALIFAX COUNTY TREASURER	50	A
HANCOCK COUNTY BOARD OF EDUCATION	829	27,627
HANOVER COUNTY	313	10,329
HANOVER COUNTY TREASURER	385	A
HARLAN COUNTY SCHOOL DISTRICT	237	7,886
HARRISON COUNTY SCHOOL DISTRICT	2,707	90,238
HARRODSBURG INDEPENDENT BOARD OF EDUCATION	2,711	90,356
HENDERSON COUNTY BOARD OF EDUCATION	2,002	66,739
HENRICO COUNTY	2,224	8,416
HENRY COUNTY TREASURER	18	A
ID USF	42	A
IDAHO STATE TAX COMMISSION	1,706	34,110
INDIANA DEPARTMENT OF REVENUE	23,272	465,431
INTERNAL REVENUE SERVICE	95,011	3,165,397
JACKSON INDEPENDENT SCHOOLS	458	15,272
JESSAMINE COUNTY BOARD OF EDUCATION	7,403	246,762
KANSAS DEPT. OF REVENUE	17,099	234,076
KENTON COUNTY SCHOOL DISTRICT	113	3,774
KENTUCKY REVENUE CABINET	1,872	31,192
LAUREL COUNTY SCHOOL DISTRICT	8,792	293,061
LEE COUNTY SCHOOL DISTRICT	1,146	38,209
LESLIE COUNTY SCHOOL DISTRICT	885	29,512
LETCHER COUNTY BOARD OF EDUCATION	798	26,593
LEWIS COUNTY BOARD OF EDUCATION	937	37,466
LEWIS COUNTY SCHOOL DISTRICT	30	1,196
LINCOLN COUNTY BOARD OF EDUCATION	1,263	42,106

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III	Page 7 of 9

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales
for the Month Ended November 30, 2002

	Sales and
	Other Taxes	Gross Taxable
Taxing Jurisdiction	Due	Sales
LOGAN COUNTY SCHOOL DISTRICT	35	1,180
LYNCHBURG, CITY OF	785	A
MADISON COUNTY SCHOOL DISTRICT	17,478	582,612
MAINE REVENUE SERVICES	230,562	4,611,241
MANAGER OF REVENUE	120	3,421
MARION COUNTY BOARD OF EDUCATION	2,551	85,031
MARTINSVILLE, CITY OF—TREASURER	122	A
MCLEAN COUNTY SCHOOL DISTRICT	427	14,231
MENIFEE COUNTY SCHOOL DISTRICT	514	17,123
MERCER COUNTY SCHOOL DISTRICT	1,645	54,831
MISSISSIPPI STATE TAX COMMISSION	41,799	597,123
MONTANA DEPT. OF REVENUE	11	292
MONTGOMERY COUNTY 911	11	A
MONTGOMERY COUNTY TREASURER	6	A
MORGAN COUNTY SCHOOL DISTRICT	1,275	42,492
MTEAF	17	3,440
NC DEPARTMENT OF REVENUE	9,335	141,285
NC UTILITIES COMMISSION	—	5,736
NECA KUSF	11	297
NECA PAUSF	884	A
NECA VUSF	298	24,805
NELSON COUNTY BOARD OF EDUCATION	1,078	35,929
NICHOLAS COUNTY SCHOOL DISTRICT	547	18,241
NJ DIVISION OF TAXATION	1,562	26,028
NORTON CITY OF	41	A
NYS ESTIMATED CORPORATION TAX	47,524	3,440,042
NYS SALES TAX PROCESSING	93,843	2,116,722
OHIO COUNTY SCHOOL DISTRICT	17	571
OKLAHOMA TAX COMMISSION	1,029	17,906
ORLEANS COUNTY TREASURER	5	A
OSET	81	A
OWENSBORO BOARD OF EDUCATION	11,470	382,324
OWSLEY COUNTY BOARD OF EDUCATION	388	12,948
PA DEPARTMENT OF REVENUE	194,816	3,623,327
PA DEPT. OF REVENUE	4,792	95,801

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III	Page 8 of 9

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales
for the Month Ended November 30, 2002

	Sales and
	Other Taxes	Gross Taxable
Taxing Jurisdiction	Due	Sales
PAGE COUNTY	15	A
PARIS INDEPENDENT SCHOOL DISTRICT	2,628	87,609
PERRY COUNTY SCHOOL DISTRICT	264	8,809
PITTSYLVANIA COUNTY	579	A
POWELL COUNTY SCHOOL DISTRICT	2,363	78,752
POWHATTAN COUNTY TREASURER	36	A
PSU	203	A
PUC/OREGON UNIVERSAL SERVICE FUND	6	111
PULASKI COUNTY TREASURER	9	A
PULASKI, TOWN OF	9	A
RADFORD COUNTY	9	A
RHODE ISLAND DIVISION OF TAXATION	18	264
ROANOKE COUNTY	232	A
ROCKCASTLE COUNTY SCHOOL DISTRICT	725	24,180
RUSSELL INDEPENDENT SCHOOL DISTRICT	6,220	207,322
SARATOGA COUNTY TREASURER	188	A
SCHENECTADY COUNTY	88	A
SCHOHARIE COUNTY TREASURER	9	A
SCOTT COUNTY SCHOOL DISTRICT	5,771	192,369
SOUTH CAROLINA DEPT. OF REVENUE	47,307	786,880
SPOTSYLVANIA COUNTY	50	A
STATE OF CONNECTICUT	482,887	8,763,283
STATE OF LOUISIANA DEPARTMENT OF REVENUE	—	45
STATE OF MICHIGAN	228	3,800
STATE OF NEW HAMPSHIRE	35,297	498,918
STATE OF NORTH DAKOTA	—	381
STATE TAX DEPARTMENT	239,550	3,992,506
STAUNTON COUNTY	52	A
TAZEWELL COUNTY	36	A
TN DEPARTMENT OF REVENUE	23,210	280,857
TOWN OF BLACKSBURG	16,909	169,090
TOWN OF MT CRESTED BUTTE	1,156	25,699
TOWN OF SOUTH BOSTON	4,692	46,915
TOWN OF VINTON	1	148
TREASURER STATE OF MAINE	120	A

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III	Page 9 of 9

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales
for the Month Ended November 30, 2002

	Sales and
	Other Taxes	Gross Taxable
Taxing Jurisdiction	Due	Sales
TREASURER STATE OF OHIO	110,702	1,775,326
UNION COUNTY SCHOOL DISTRICT	2,562	85,394
VERMONT DEPARTMENT OF TAXES	245,800	4,919,270
VINTON TREASURER	10	A
VIRGINIA DEPARTMENT OF TAXATION	6,035	134,115
WARREN COUNTY TREASURER	161	A
WASHINGTON COUNTY ADMINISTRATORS	50	A
WASHINGTON COUNTY BOARD OF EDUCATION	160	5,343
WASHINGTON DEPT. OF REVENUE	576	11,064
WEBSTER COUNTY BOARD OF EDUCATION	792	26,410
WEST VIRGINIA DEPARTMENT OF TAX & REVENUE	13,733	227,778
WINCHESTER CITY TREASURER	546	A
WOLFE COUNTY SCHOOL DISTRICT	738	24,610
WOODFORD COUNTY BOARD OF EDUCATION	4,717	157,236
WYOMING COUNTY TREASURER	5	A
WYOMING DEPARTMENT OF REVENUE	6	95

TOTAL	$6,080,509	$102,840,606

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule IV	Page 1 of 6

Court Reporting schedules for Real Estate and Personal Property Taxes Paid for the Month Ended November 30, 2002

Payee	Amount Paid	Check Date
ALACHUA COUNTY	$1,415	11/15/02
ALBEMARLE COUNTY	8,000	11/23/02
AMHERST COUNTY	2,899	11/23/02
BAILEYVILLE TOWN	1,071	11/01/02
BALDWIN TOWN	214	11/04/02
BARROW COUNTY TAX COMMISSIONER	32,375	11/27/02
BEAVER TOWNSHIP TAX COLLECTOR	36	11/23/02
BEDFORD COUNTY	4,750	11/27/02
BETHEL ME TOWN	4,969	11/01/02
BOROUGH OF COUDERSPORT	30,679	11/08/02
BOROUGH OF WEST HOMESTEAD	484	11/01/02
BOTETOURT COUNTY TREASURER	11,188	11/27/02
BREVARD COUNTY	4,350	11/15/02
BRIDGTON TOWN	15,267	11/15/02
BROOKFIELD TOWN	406	11/08/02
BUCHANAN COUNTY	4,371	11/27/02
BURLINGTON CITY	13,732	11/01/02
CAL & JOANNE FAMILY LTD PRTNRSP	200	11/22/02
CAMPBELL COUNTY	1,959	11/27/02
CARROLL COUNTY TREAS	116	11/23/02
CARROLL COUNTY TREAS	2,409	11/27/02
CHARLOTTE ENTERPRISES LP	29,616	11/14/02
CHASE MANHATTAN MORTGAGE CORP	1,012	11/27/02
CHESTERFIELD COUNTY	125	11/14/02
CITY OF BUENA VISTA	681	11/23/02
CITY OF BUENA VISTA	1,048	11/27/02
CITY OF CALAIS	4	11/01/02
CITY OF CHARLOTTESVILLE	4,020	11/15/02
CITY OF CHARLOTTESVILLE	65,527	11/23/02
CITY OF DANVILLE	10,642	11/23/02
CITY OF HOPEWELL	13,306	11/21/02
CITY OF MONTPELIER	2,233	11/01/02
CITY OF NEWPORT	3,766	11/01/02
CITY OF RUTLAND	11,346	11/01/02
CITY OF SALEM	599	11/23/02
CITY OF SOUTH BURLINGTON	7,751	11/04/02
CLAREMONT	9,508	11/27/02
CLARKE COUNTY TREASURER	35	11/27/02
COUDERSPORT BOROUGH	6,265	11/04/02
COUNTY OF AUGUSTA	4,231	11/08/02

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule IV	Page 2 of 6

Court Reporting schedules for Real Estate and Personal Property Taxes Paid for the Month Ended November 30, 2002

Payee	Amount Paid	Check Date
COUNTY OF AUGUSTA	16	11/23/02
COUNTY OF CITRUS	35,598	11/23/02
COUNTY OF DINWIDDIE	579	11/23/02
COUNTY OF FREDERICK	11,588	11/23/02
COUNTY OF GRAYSON	34	11/27/02
COUNTY OF HALIFAX	35	11/23/02
COUNTY OF HALIFAX	2,776	11/27/02
COUNTY OF MATHEWS	4,799	11/23/02
COUNTY OF OSCEOLA	29,637	11/23/02
COUNTY OF ROCKINGHAM	207	11/18/02
COUNTY OF ROCKINGHAM	920	11/23/02
COUNTY OF WARREN (BL)	5,796	11/27/02
CULPEPER COUNTY, TREASURER	4,371	11/27/02
DEXTER TOWN	10,534	11/08/02
DICKENSON COUNTY	4,508	11/27/02
DILLON COUNTY TREASURER	19,594	11/08/02
DURYEA BOROUGH	36,326	11/23/02
EDGECOMB TOWN	333	11/04/02
FAUQUIER COUNTY TREASURER	1,393	11/23/02
FINISTERRA CORPORATION	20,895	11/26/02
FLUVANNA COUNTY TREASURER	270	11/23/02
FRANK S BROWN, JR	387	11/21/02
FREDERICKSBURG CITY TREASURER	11	11/15/02
FRIENDSHIP TOWN	1,409	11/08/02
GE CAPITAL FLEET SERVICES	263	11/22/02
GILCHRIST COUNTY	1,604	11/15/02
GLADES COUNTY	14,328	11/15/02
GLENBURN TOWN	13,739	11/01/02
GLYNN CNTY. TAX COMMISSIONER	36,366	11/23/02
GLYNN CNTY. TAX COMMISSIONER	385	11/27/02
GREENE COUNTY	827	11/23/02
GREENSVILLE COUNTY TREASURER	1,612	11/23/02
HALL COUNTY TAX COMMISSIONER	20,944	11/27/02
HANOVER COUNTY TREASURER	20,278	11/27/02
HENDRY COUNTY	14,830	11/15/02
HENRICO COUNTY	126,821	11/08/02
HENRY COUNTY TREASURER	4,843	11/22/02
HENRY COUNTY TREASURER	122	11/23/02
HILLSBOROUGH COUNTY	19,397	11/15/02
INDIAN RIVER COUNTY	1,478	11/15/02

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule IV	Page 3 of 6

Court Reporting schedules for Real Estate and Personal Property Taxes Paid for the Month Ended November 30, 2002

Payee	Amount Paid	Check Date
IOS CAPITAL	2	11/14/02
JEAN BARKER, TREASURER	5,014	11/21/02
JEFFERSON COUNTY TREASURER	17,769	11/01/02
JOAN A. YACONO	268	11/26/02
JOHNSON TOWN	26	11/08/02
KIR TEMECULA L.P.	105	11/23/02
LAKE VIEW TOWN	1,486	11/08/02
LARRY C O’STEEN	108,951	11/15/02
LASSEN COUNTY TAX COLLECTOR	1,821	11/23/02
LENOX TOWN TAX COLLECTOR	2,409	11/08/02
LEVY COUNTY TAX COLLECTOR	7,446	11/15/02
LEWISTOWN BOROUGH	825	11/27/02
LEXINGTON CITY TREASURER	327	11/23/02
LINCOLN COUNTY TREASURER	721	11/27/02
LOS ANGELES COUNTY	37,672	11/23/02
LOS ANGELES COUNTY CA	12,041	11/01/02
LOUISA COUNTY TREASURER	98	11/23/02
MARION COUNTY	9,166	11/15/02
MARTINSVILLE CITY TREASURER	2,932	11/27/02
MECKLENBURG COUNTY	600	11/27/02
MENDOCINO COUNTY	4,721	11/27/02
MIAMI-DADE COUNTY	359,310	11/15/02
MICHAEL J.& JEANNETTE Z.NEEDHAM	308	11/22/02
MIFFLIN COUNTY	4,524	11/23/02
MONTGOMERY COUNTY TREASURER	296	11/15/02
MOUNT AIRY TOWN	3,211	11/08/02
NASSAU COUNTY	1,016	11/23/02
NIAGARA FALLS SCHOOL DISTRICT	9,228	11/04/02
NORWAY TOWN	6,759	11/08/02
OKEECHOBEE COUNTY TAX COLLECTOR	22,901	11/23/02
ORANGE COUNTY	1,563	11/08/02
ORANGE COUNTY	112,271	11/23/02
ORANGE COUNTY	4,137	11/27/02
OSSIPEE TAX DEPARTMENT	164	11/15/02
PAGE COUNTY	2,226	11/23/02
PALM BEACH COUNTY TAX COLLECTOR	1,247,525	11/23/02
PATRICK COUNTY TREASURER	3,666	11/27/02
PIKE ELECTRIC INC	2,128	11/05/02
PITNEY BOWES CREDIT CORPORATION	51	11/22/02

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule IV	Page 4 of 6

Court Reporting schedules for Real Estate and Personal Property Taxes Paid for the Month Ended November 30, 2002

Payee	Amount Paid	Check Date
PITTSYLVANIA COUNTY	551	11/23/02
POLK COUNTY TREASURE	355	11/23/02
POWHATAN COUNTY TREASURER	4,666	11/27/02
RICHLAND COUNTY	6,948	11/08/02
RICHMOND TOWN	5,210	11/01/02
RIVERSIDE COUNTY	391	11/18/02
ROANOKE CITY TREASURER	3,543	11/04/02
ROANOKE CITY TREASURER	58,565	11/11/02
ROCKBRIDGE COUNTY	9	11/23/02
ROCKPORT TOWN	9,453	11/22/02
ROSE TOWNSHIP COLLECTOR	182	11/23/02
SAN BERNARDINO COUNTY TREASURER	97,671	11/08/02
SAN BERNARDINO COUNTY TREASURER	75,122	11/23/02
SAN BERNARDINO COUNTY TREASURER	7,091	11/27/02
SEBAGO TOWN TAX COLLECTOR	2,396	11/01/02
SECOND AND MAIN ASSOCIATES	1,709	11/22/02
SMITHFIELD TOWN	583	11/08/02
SMYTH COUNTY TREASURER	328	11/23/02
SMYTH COUNTY TREASURER	129	11/27/02
SPOTSYLVANIA COUNTY	834	11/22/02
SPOTSYLVANIA COUNTY	103,460	11/23/02
ST ALBANS CITY TREASURER	2,346	11/04/02
ST ALBANS TOWN	3,196	11/04/02
ST LUCIE COUNTY	147,570	11/23/02
STAFFORD COUNTY	41,720	11/23/02
SUTHERLAND CORPORATION	439	11/20/02
SWITZERLAND CO TREA	1,981	11/01/02
THORNDIKE TOWN	413	11/08/02
TOWN OF ARLINGTON	818	11/18/02
TOWN OF ASHLAND	2,618	11/08/02
TOWN OF BENNINGTON	3,002	11/08/02
TOWN OF BIG STONE GAP	173	11/27/02
TOWN OF CASTINE	908	11/08/02
TOWN OF COLCHESTER	42,010	11/04/02
TOWN OF CONWAY	1,425	11/27/02
TOWN OF CUSHING-TAX	978	11/27/02
TOWN OF DENMARK	295	11/04/02
TOWN OF EUSTIS	2,473	11/08/02
TOWN OF FRENCHVILLE	1,262	11/08/02

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule IV	Page 5 of 6

Court Reporting schedules for Real Estate and Personal Property Taxes Paid for the Month Ended November 30, 2002

Payee	Amount Paid	Check Date
TOWN OF FRIES	10	11/23/02
TOWN OF FRIES	17	11/27/02
TOWN OF FRYEBURG	1,621	11/08/02
TOWN OF GREENBUSH	4,786	11/08/02
TOWN OF GROTTOES	15	11/15/02
TOWN OF HALIFAX MA	6,212	11/08/02
TOWN OF HANCOCK	2,637	11/21/02
TOWN OF HILLSVILLE	241	11/23/02
TOWN OF HINESBURG	4,672	11/04/02
TOWN OF HOLLIS	7,461	11/15/02
TOWN OF KINGFIELD TREASURER	1,305	11/27/02
TOWN OF KINGSTON	1,330	11/15/02
TOWN OF LACROSS	24	11/22/02
TOWN OF LINCOLN	7,073	11/08/02
TOWN OF LIVERMORE	4,147	11/08/02
TOWN OF MARION	306	11/27/02
TOWN OF MIDDLESEX	3,843	11/04/02
TOWN OF MILAN	358	11/27/02
TOWN OF MORRISTOWN	3,267	11/01/02
TOWN OF NEW MARKET	217	11/01/02
TOWN OF NEW VINEYARD	246	11/08/02
TOWN OF NEW WINDSOR	523	11/15/02
TOWN OF NEWCASTLE	1,396	11/08/02
TOWN OF OAKLAND	2,602	11/01/02
TOWN OF OWL’S HEAD	1,553	11/08/02
TOWN OF PEMBROKE TAX COLLECTOR	11,751	11/08/02
TOWN OF PLYMPTON	3,030	11/08/02
TOWN OF POWNAL	6,532	11/01/02
TOWN OF PROCTOR	3,781	11/01/02
TOWN OF PUTNEY	4,389	11/01/02
TOWN OF ROCKINGHAM	2,485	11/01/02
TOWN OF SHARPSBURG	311	11/08/02
TOWN OF SHELBURNE	18,320	11/01/02
TOWN OF SOUTH BOSTON	2,187	11/23/02
TOWN OF TAZEWELL	120	11/23/02
TOWN OF TEMPLE	1,525	11/27/02
TOWN OF WALES, MAINE	1,112	11/04/02
TOWN OF WATERBORO	9,663	11/08/02
TOWN OF WATERFORD TAX COLLECTOR	555	11/27/02
TOWN OF WHITEFIELD	3,258	11/18/02

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule IV	Page 6 of 6

Court Reporting schedules for Real Estate and Personal Property Taxes Paid for the Month Ended November 30, 2002

Payee	Amount Paid	Check Date
TOWN OF WILLISTON	17,866	11/01/02
TOWN OF WOODSTOCK	2,537	11/01/02
TREASURER OF FRONT ROYAL TOWN	99	11/23/02
TREASURER OF TAZEWELL COUNTY	467	11/23/02
TREASURER OF TAZEWELL COUNTY	6,814	11/27/02
TREASURER, TOWN OF EAST	3,889	11/04/02
TREASURER,TOWN OF FAIR HAVEN	3,188	11/01/02
UINTA COUNTY TREASURER	9,163	11/01/02
UNITY TOWN TREASURER	1,591	11/08/02
UTICA CITY SCHOOL DISTRICT	19,672	11/23/02
VENTURA COUNTY TAX COLLECTOR	9,205	11/08/02
VENTURA COUNTY TAX COLLECTOR	508	11/15/02
VENTURA COUNTY TAX COLLECTOR	13,565	11/23/02
VILLAGE OF NORTH BENNINGTON	7,954	11/01/02
VILLAGE OF OLD BENNINGTON	468	11/04/02
VIRGINIA LUFKIN	206	11/01/02
WALPOLE TOWN NH	2,497	11/27/02
WARRENTON TOWN TAX COLLECTOR	40	11/23/02
WARRICK COUNTY TREASURER	20,042	11/01/02
WATERVILLE CITY	5,035	11/23/02
WESTPORT TOWN	3,279	11/01/02
WESTPORT TOWN	1,708	11/06/02
WHITAKERS TOWN	303	11/27/02
WINDSOR TOWN	878	11/08/02

Total	$3,666,820

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule V	Page 1 of 11

Court Reporting schedules for Sales and Other Taxes Paid
for the Month Ended November 30, 2002

Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid
ACCOMACK COUNTY	911 Surcharge	$20	11/07/02
ALBANY COUNTY	911 Surcharge	533	11/15/02
ALBEMARLE COUNTY	911 Surcharge	5,522	11/21/02
AMHERST COUNTY	911 Surcharge	10	11/21/02
BOARD OF EQUALIZATION	911 Surcharge	685	11/01/02
BOARD OF EQUALIZATION	911 Surcharge	645	11/21/02
BOTETOURT COUNTY TREASURER	911 Surcharge	13	11/21/02
BUCHANAN COUNTY	911 Surcharge	12	11/21/02
CAMPBELL COUNTY	911 Surcharge	232	11/21/02
CATTARAUGUS COUNTY	911 Surcharge	25	11/15/02
CHESTERFIELD COUNTY	911 Surcharge	480	11/15/02
CHIEF FISCAL OFFICER	911 Surcharge	71	11/15/02
CITY OF BEDFORD	911 Surcharge	204	11/21/02
CITY OF BUENA VISTA	911 Surcharge	5	11/21/02
CITY OF CHARLOTTESVILLE	911 Surcharge	2,237	11/21/02
CITY OF HARRISONBURG TREASURER	911 Surcharge	143	11/21/02
CITY OF LYNCHBURG	911 Surcharge	941	11/21/02
CITY OF MARTINSVILLE	911 Surcharge	625	11/21/02
CITY OF RICHMOND	911 Surcharge	2,315	11/21/02
CITY OF ROANOKE TREASURER	911 Surcharge	1,428	11/15/02
CITY OF SALEM	911 Surcharge	496	11/21/02
CITY OF WINCHESTER	911 Surcharge	759	11/21/02
CLINTON COUNTY TREASURER	911 Surcharge	22	11/15/02
COUNTY OF AUGUSTA TREASURER	911 Surcharge	30	11/21/02
COUNTY OF FREDERICK	911 Surcharge	516	11/21/02
COUNTY OF GENESEE	911 Surcharge	18	11/15/02
COUNTY OF HALIFAX	911 Surcharge	63	11/21/02
COUNTY OF PULASKI	911 Surcharge	45	11/21/02
COUNTY OF ROANOKE	911 Surcharge	461	11/21/02
CULPEPER COUNTY TREASURER	911 Surcharge	15	11/21/02
DIRECTOR OF FINANCE	911 Surcharge	8	11/15/02
ERIE COUNTY COMPTROLLER	911 Surcharge	6,437	11/15/02
ESSEX COUNTY TREASURER	911 Surcharge	61	11/15/02
EXECUTIVE DIRECTOR-NHBEC (E-911	911 Surcharge	373	11/15/02
FAUQUIER COUNTY TREASURER	911 Surcharge	72	11/21/02
FRANKLIN COUNTY PUBLIC SAFETY	911 Surcharge	1,145	11/21/02
GREENE COUNTY	911 Surcharge	108	11/21/02
HANOVER COUNTY TREASURER	911 Surcharge	493	11/21/02
HENRICO COUNTY	911 Surcharge	1,699	11/21/02
HENRY COUNTY TREASURER	911 Surcharge	92	11/21/02
LEXINGTON CITY TREASURER	911 Surcharge	36	11/15/02

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule V	Page 1 of 6

Court Reporting schedules for Sales and Other Taxes Paid
for the Month Ended November 30, 2002

Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid
MONTGOMERY COUNTY 911	911 Surcharge	20	11/15/02
MONTGOMERY COUNTY TREASURER	911 Surcharge	56	11/21/02
NORTON CITY TAX COLLECTOR	911 Surcharge	41	11/21/02
ORLEANS COUNTY TREASURER	911 Surcharge	10	11/15/02
OSET	911 Surcharge	81	11/21/02
PAGE COUNTY	911 Surcharge	15	11/21/02
PATRICK COUNTY TREASURER	911 Surcharge	6	11/21/02
PITTSYLVANIA COUNTY	911 Surcharge	654	11/21/02
POWHATAN COUNTY TREASURER	911 Surcharge	50	11/21/02
SARATOGA COUNTY TREASURER	911 Surcharge	239	11/15/02
SCHENECTADY COUNTY	911 Surcharge	101	11/15/02
SCHOHARIE COUNTY TREASURER	911 Surcharge	9	11/15/02
SPOTSYLVANIA COUNTY	911 Surcharge	50	11/21/02
TAZEWELL COUNTY	911 Surcharge	36	11/21/02
TOWN OF CHRISTIANSBURG	911 Surcharge	49	11/21/02
TOWN OF PULASKI	911 Surcharge	10	11/21/02
TREASURER STATE OF MAINE	911 Surcharge	120	11/15/02
VINTON TREASURER	911 Surcharge	38	11/21/02
WARREN COUNTY TREASURER	911 Surcharge	12	11/21/02
WYOMING COUNTY NY	911 Surcharge	9	11/15/02
INTERNAL REVENUE SERVICE	Federal Excise Tax	47,691	11/12/02
INTERNAL REVENUE SERVICE	Federal Excise Tax	48,468	11/25/02
ALABAMA DEPARTMENT OF REVENUE	Gross Receipts Tax	392	11/21/02
CALIFORNIA HIGH COST FUND—A	Gross Receipts Tax	176	11/12/02
CALIFORNIA HIGH COST FUND—B	Gross Receipts Tax	693	11/12/02
CALIFORNIA TELECONNECT FUND	Gross Receipts Tax	146	11/12/02
CITY OF ARCADIA	Gross Receipts Tax	26	11/19/02
CITY OF BALDWIN PARK	Gross Receipts Tax	6	11/19/02
CITY OF BEAUMONT	Gross Receipts Tax	8	11/19/02
CITY OF BERKELEY	Gross Receipts Tax	9	11/19/02
CITY OF BRAWLEY	Gross Receipts Tax	14	11/19/02
CITY OF CALABASAS	Gross Receipts Tax	16	11/19/02
CITY OF COVINA	Gross Receipts Tax	11	11/19/02
CITY OF DESERT HOT SPRINGS	Gross Receipts Tax	15	11/19/02
CITY OF FONTANA	Gross Receipts Tax	17	11/19/02
CITY OF GLENDALE	Gross Receipts Tax	7	11/19/02
CITY OF HERMOSA BEACH	Gross Receipts Tax	28	11/19/02
CITY OF HUNTINGTON BEACH	Gross Receipts Tax	7	11/19/02
CITY OF LA HABRA	Gross Receipts Tax	35	11/19/02
CITY OF LA VERNE	Gross Receipts Tax	23	11/19/02
CITY OF LONG BEACH	Gross Receipts Tax	7	11/19/02

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule V	Page 2 of 6

Court Reporting schedules for Sales and Other Taxes Paid
for the Month Ended November 30, 2002

Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid
CITY OF LOS ANGELES	Gross Receipts Tax	1,761	11/19/02
CITY OF LYNWOOD	Gross Receipts Tax	7	11/19/02
CITY OF MORENO VALLEY	Gross Receipts Tax	128	11/19/02
CITY OF NORWALK	Gross Receipts Tax	6	11/19/02
CITY OF PASADENA	Gross Receipts Tax	8	11/19/02
CITY OF PICO RIVERA	Gross Receipts Tax	6	11/19/02
CITY OF PLACENTIA	Gross Receipts Tax	7	11/19/02
CITY OF POMONA	Gross Receipts Tax	6	11/19/02
CITY OF PORT HUENEME	Gross Receipts Tax	8	11/19/02
CITY OF PORTERVILLE	Gross Receipts Tax	5	11/19/02
CITY OF PULLMAN	Gross Receipts Tax	42	11/15/02
CITY OF REDONDO BEACH	Gross Receipts Tax	96	11/19/02
CITY OF RIVERSIDE	Gross Receipts Tax	25	11/19/02
CITY OF SAN BERNARDINO	Gross Receipts Tax	33	11/19/02
CITY OF SANTA ANA	Gross Receipts Tax	26	11/19/02
CITY OF SANTA MONICA	Gross Receipts Tax	197	11/19/02
CITY OF SEAL BEACH	Gross Receipts Tax	10	11/19/02
CITY OF SIERRA MADRE	Gross Receipts Tax	7	11/19/02
CITY OF SOUTH PASADENA	Gross Receipts Tax	5	11/19/02
CITY OF TORRANCE	Gross Receipts Tax	5	11/19/02
CITY OF VENTURA	Gross Receipts Tax	39	11/19/02
CITY OF WHITTIER	Gross Receipts Tax	23	11/19/02
DEAF TRUST	Gross Receipts Tax	146	11/12/02
FLORIDA DEPT OF REVENUE	Gross Receipts Tax	9,573	11/20/02
IDAHO UNIVERSAL SERVICE FUND	Gross Receipts Tax	160	11/07/02
IDAHO UNIVERSAL SERVICE FUND	Gross Receipts Tax	46	11/21/02
NECA KUSF	Gross Receipts Tax	33	11/12/02
NECA MTEAF	Gross Receipts Tax	18	11/12/02
NECA PAUSF	Gross Receipts Tax	684	11/12/02
NECA PAUSF	Gross Receipts Tax	200	11/13/02
NECA VUSF	Gross Receipts Tax	293	11/21/02
PUBLIC SERVICE COMMISSION	Gross Receipts Tax	106	11/15/02
STATE OF NEW HAMPSHIRE	Gross Receipts Tax	2,964	11/14/02
UNIVERSAL LIFETIME TELEPHONE SE	Gross Receipts Tax	708	11/12/02
WYOMING UNIVERSAL SERVICE FUND	Gross Receipts Tax	12	11/21/02
STATE OF OHIO, TREASURER	Sales Tax	43,512	11/20/02
ARIZONA DEPARTMENT OF REVENUE	Sales Tax	11,161	11/14/02
BATH COUNTY SCHOOL D	Sales Tax	1,185	11/13/02
BEREA INDEPENDENT SCHOOL DIST	Sales Tax	1,652	11/13/02
BOARD OF EQUALIZATION	Sales Tax	270	11/22/02
BOURBON COUNTY SCHOOL	Sales Tax	545	11/13/02

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule V	Page 3 of 6

Court Reporting schedules for Sales and Other Taxes Paid
for the Month Ended November 30, 2002

Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid
BOYLE COUNTY SCHOOL DISTRICT	Sales Tax	1,507	11/13/02
BREATHITT COUNTY SCH	Sales Tax	954	11/13/02
BURGIN EDUCATION BO	Sales Tax	306	11/13/02
BUTLER COUNTY SCHOOL DISTRICT	Sales Tax	51	11/13/02
CARTER COUNTY SCHOOL	Sales Tax	1,572	11/13/02
CITY OF COLORADO SPRINGS	Sales Tax	236	11/12/02
CITY OF LA HABRA	Sales Tax	24,772	11/12/02
CITY OF REDONDO BEACH CA	Sales Tax	37,851	11/12/02
CITY OF SANTA MONICA	Sales Tax	129,124	11/12/02
COLORADO DEPARTMENT OF REVENUE	Sales Tax	740	11/12/02
COLORADO DEPARTMENT OF REVENUE	Sales Tax	2,960	11/20/02
COMMONWEALTH OF MASS	Sales Tax	392	11/12/02
COMMONWEALTH OF MASS	Sales Tax	6	11/14/02
COMMONWEALTH OF MASS	Sales Tax	521	11/15/02
COMPTROLLER OF MARYLAND	Sales Tax	3,142	11/12/02
COMPTROLLER OF MD	Sales Tax	7,526	11/21/02
CONNECTICUT DEPT OF REVENUE	Sales Tax	159,348	11/27/02
DANVILLE INDEPENDENT SCHOOL DIS	Sales Tax	4,622	11/13/02
DAVIESS CO BOARD OF EDUCATION	Sales Tax	16,181	11/13/02
ELLIOTT COUNTY SCHOO	Sales Tax	301	11/13/02
FLORIDA DEPT OF REVENUE	Sales Tax	126,471	11/20/02
FRANKLIN COUNTY SCHOOL DISTRICT	Sales Tax	88	11/13/02
GARRARD COUNTY SCHOOL DISTRICT	Sales Tax	1,006	11/13/02
GEORGIA DEPARTMENT OF REVENUE	Sales Tax	5,950	11/14/02
GEORGIA DEPARTMENT OF REVENUE	Sales Tax	2	11/20/02
HANCOCK COUNTY BOARD OF	Sales Tax	840	11/13/02
HARLAN COUNTY SCHOOL	Sales Tax	232	11/13/02
HARRISON COUNTY SCHOOL DISTRICT	Sales Tax	2,741	11/13/02
HARRODSBURG BOARD OF EDUCATION	Sales Tax	2,748	11/13/02
HENDERSON CO BOARD OF EDUCATION	Sales Tax	1,976	11/13/02
IDAHO STATE TAX COMMISSION	Sales Tax	1,382	11/12/02
INDIANA DEPT OF REVENUE	Sales Tax	1,034	11/12/02
INDIANA DEPT OF REVENUE	Sales Tax	21,980	11/20/02
JACKSON INDEPENDENT SCHOOLS	Sales Tax	464	11/13/02
KANSAS DEPT OF REVENUE	Sales Tax	16,388	11/25/02
KENTON COUNTY SCHOOL DISTRICT	Sales Tax	116	11/13/02
KENTUCKY REVENUE CABINET	Sales Tax	62	11/20/02
LAUREL COUNTY SCHOOL	Sales Tax	8,759	11/13/02
LEE COUNTY SCHOOL DI	Sales Tax	1,161	11/13/02
LESLIE COUNTY SCHOOL	Sales Tax	881	11/13/02
LETCHER COUNTY BOARD OF EDUCATI	Sales Tax	809	11/13/02

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule V	Page 4 of 6

Court Reporting schedules for Sales and Other Taxes Paid
for the Month Ended November 30, 2002

Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid
LINCOLN COUNTY BOARD OF EDUCATI	Sales Tax	1,301	11/13/02
LOGAN COUNTY SCHOOL DISTRICT	Sales Tax	41	11/13/02
MADISON COUNTY SCHOOL DISTRICT	Sales Tax	16,986	11/13/02
MAINE REVENUE SERVICE	Sales Tax	14,246	11/18/02
MAINE REVENUE SERVICES	Sales Tax	221,653	11/18/02
MANAGER OF REVENUE	Sales Tax	149	11/15/02
MARION COUNTY SCHOOL	Sales Tax	2,589	11/13/02
MCLEAN COUNTY SCHOOL DISTRICT	Sales Tax	425	11/13/02
MENIFEE COUNTY SCHOO	Sales Tax	520	11/13/02
MERCER COUNTY SCHOOL DISTRICT	Sales Tax	1,658	11/13/02
MINOLTA CORPORATION	Sales Tax	528	11/01/02
MINOLTA CORPORATION	Sales Tax	4	11/27/02
MISSISSIPPI STATE TAX COMMISSIO	Sales Tax	37,970	11/13/02
MORGAN COUNTY SCHOOL	Sales Tax	1,286	11/13/02
NELSON COUNTY BOARD OF EDUCATIO	Sales Tax	1,089	11/13/02
NEW JERSEY SALES TAX	Sales Tax	1,640	11/12/02
NICHOLAS COUNTY SCHO	Sales Tax	531	11/13/02
NORTH CAROLINA DEPT OF REVENUE	Sales Tax	8,421	11/12/02
NYS SALES TAX PROCESSING	Sales Tax	71,431	11/18/02
NYS SALES TAX PROCESSING	Sales Tax	11,901	11/20/02
OHIO COUNTY SCHOOL DISTRICT	Sales Tax	17	11/13/02
OKLAHOMA TAX COMMISSION	Sales Tax	1,025	11/12/02
OWENSBORO BOARD OF EDUCATION	Sales Tax	11,511	11/13/02
OWSLEY COUNTY BOARD OF EDUCATIO	Sales Tax	385	11/13/02
PA DEPARTMENT OF REVENUE	Sales Tax	134,982	11/20/02
PA DEPT. OF REVENUE	Sales Tax	330	11/18/02
PA DEPT. OF REVENUE	Sales Tax	15,409	11/19/02
PARIS INDEPENDENT SCHOOLS	Sales Tax	2,582	11/13/02
PERRY COUNTY SCHOOL	Sales Tax	265	11/13/02
POWELL COUNTY SCHOOL	Sales Tax	2,325	11/13/02
ROCKCASTLE COUNTY SCHOOL	Sales Tax	724	11/13/02
SCOTT COUNTY SCHOOL	Sales Tax	5,746	11/13/02
SOUTH CAROLINA DEPARTMENT OF	Sales Tax	46,208	11/20/02
STATE OF CONNECTICUT	Sales Tax	272,767	11/30/02
STATE TAX DEPARTMENT	Sales Tax	239,654	11/08/02
TENNESSEE DEPT OF REVENUE	Sales Tax	22,007	11/20/02
TOWN OF MT CRESTED BUTTE	Sales Tax	1,165	11/12/02
TREASURER STATE OF OHIO	Sales Tax	19,139	11/13/02
TREASURER STATE OF OHIO	Sales Tax	21,770	11/14/02
TREASURER STATE OF OHIO	Sales Tax	1,329	11/20/02
TREASURER STATE OF OHIO	Sales Tax	15,647	11/22/02

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule V	Page 5 of 6

Court Reporting schedules for Sales and Other Taxes Paid
for the Month Ended November 30, 2002

Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid
UNION COUNTY SCHOOL DISTRICT	Sales Tax	2,487	11/13/02
VERMONT DEPT OF TAXES	Sales Tax	244,639	11/23/02
VIRGINIA DEPARTMENT OF TAXATION	Sales Tax	1,590	11/18/02
VIRGINIA DEPARTMENT OF TAXATION	Sales Tax	183	11/19/02
WASHINGTON COUNTY BOARD OF EDU	Sales Tax	153	11/13/02
WASHINGTON DEPT OF REVENUE	Sales Tax	728	11/23/02
WEBSTER COUNTY BOARD OF	Sales Tax	798	11/13/02
WEST VIRGINIA DEPARTMENT OF TAX & REVENUE	Sales Tax	13,667	11/10/02
WOLFE COUNTY SCHOOL	Sales Tax	730	11/13/02
WOODFORD COUNTY BOARD OF ED	Sales Tax	4,761	11/13/02
ARIZONA DEPARTMENT OF REVENUE	Telecommunications Tax	45	11/19/02
COLORADO DEPARTMENT OF REVENUE	Telecommunications Tax	472	11/20/02
FLORIDA DEPT OF REVENUE	Telecommunications Tax	147,343	11/14/02
FLORIDA DEPT OF REVENUE	Telecommunications Tax	2,900,781	11/20/02
GEORGIA DEPARTMENT OF REVENUE	Telecommunications Tax	226	11/14/02
INDIANA DEPT OF REVENUE	Telecommunications Tax	68	11/12/02
KENTUCKY REVENUE CABINET	Telecommunications Tax	1,284	11/20/02
MISSISSIPPI STATE TAX COMMISSIO	Telecommunications Tax	123	11/13/02
NORTH CAROLINA DEPT OF REVENUE	Telecommunications Tax	823	11/12/02
PA DEPARTMENT OF REVENUE	Telecommunications Tax	15,012	11/20/02
STATE OF MICHIGAN	Telecommunications Tax	236	11/12/02
TREASURER OF STATE OF OHIO	Telecommunications Tax	7,843	11/22/02
VERMONT DEPT OF TAXES	Telecommunications Tax	1,098	11/23/02
ALBEMARLE COUNTY	Utility Tax	9,427	11/15/02
ASHLAND INDEPENDENT BOARD OF	Utility Tax	8,920	11/13/02
BEDFORD COUNTY	Utility Tax	308	11/15/02
BOYD COUNTY SCHOOL D	Utility Tax	2,867	11/13/02
BRECKINRIDGE COUNTY BOARD OF	Utility Tax	557	11/13/02
CAROLE MATTHEWS, TREASURER	Utility Tax	19,939	11/14/02
CHESTERFIELD COUNTY	Utility Tax	185	11/15/02
CITY OF BALDWIN PARK	Utility Tax	4,280	11/12/02
CITY OF BEAUMONT	Utility Tax	1,733	11/12/02
CITY OF BRAWLEY	Utility Tax	6,579	11/12/02
CITY OF FONTANA	Utility Tax	32,831	11/12/02
CITY OF HARRISONBURG	Utility Tax	148	11/15/02
CITY OF HERMOSA BEACH	Utility Tax	16,815	11/12/02
CITY OF HERMOSA BEACH	Utility Tax	137	11/20/02
CITY OF HOLTVILLE	Utility Tax	1,473	11/12/02
CITY OF LOS ANGELES	Utility Tax	119	11/20/02
CITY OF MARTINSVILLE	Utility Tax	1,289	11/15/02
CITY OF MORENO VALLEY	Utility Tax	51,770	11/12/02

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule V	Page 6 of 6

Court Reporting schedules for Sales and Other Taxes Paid
for the Month Ended November 30, 2002

Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid
CITY OF PICO RIVERA	Utility Tax	10,434	11/12/02
CITY OF PLACENTIA	Utility Tax	11,340	11/12/02
CITY OF PORT HUENEME	Utility Tax	7,750	11/12/02
CITY OF REDONDO BEACH CA	Utility Tax	4	11/20/02
CITY OF RICHMOND	Utility Tax	31,419	11/15/02
CITY OF ROANOKE TREASURER	Utility Tax	4,834	11/15/02
CITY OF SAN BERNARDINO	Utility Tax	56,486	11/12/02
CITY OF SAN BERNARDINO	Utility Tax	53	11/20/02
CITY OF SAN BUENAVENTURA	Utility Tax	26,605	11/12/02
CITY OF SANTA MONICA	Utility Tax	30	11/20/02
CITY OF TORRANCE	Utility Tax	17	11/20/02
CITY OF WINCHESTER	Utility Tax	17,459	11/13/02
CITY OF WINCHESTER	Utility Tax	1,087	11/15/02
CITY TREASURER OF WAYNESBORO	Utility Tax	29,196	11/13/02
COUNTY OF MONTGOMERY	Utility Tax	9,627	11/13/02
HENRICO COUNTY	Utility Tax	701	11/15/02
JESSAMINE COUNTY BOARD OF EDUCA	Utility Tax	7,349	11/13/02
LEWIS COUNTY BOARD OF	Utility Tax	900	11/13/02
LEWIS COUNTY SCHOOL	Utility Tax	31	11/13/02
LEXINGTON CITY TREASURER	Utility Tax	90	11/15/02
MADISON COUNTY SCHOOL DISTRICT	Utility Tax	43	11/12/02
MARTINSVILLE CITY TREASURER	Utility Tax	1,654	11/15/02
RUSSELL INDEPENDENT	Utility Tax	5,171	11/13/02
STATE OF NEW HAMPSHIRE	Utility Tax	29,806	11/12/02
TOWN OF BLACKSBURG	Utility Tax	16,972	11/13/02
TOWN OF CHRISTIANSBURG	Utility Tax	275	11/15/02
TOWN OF SOUTH BOSTON	Utility Tax	4,751	11/13/02
TREASURER OF CHARLOTTESVILLE	Utility Tax	52,719	11/13/02
TREASURER OF CHARLOTTESVILLE	Utility Tax	16,418	11/15/02
TREASURER OF HANOVER COUNTY	Utility Tax	51	11/15/02
TREASURER OF VIRGINIA	Utility Tax	31,486	11/15/02
VINTON TREASURER	Utility Tax	104	11/15/02

Total		$5,880,101

ADELPHIA COMMUNICATIONS CORPORATION, et al. (DEBTORS-IN-POSSESSION) BANKRUPTCY COURT REPORTING SCHEDULES
Schedule VI	Page 1 of 6

Court Reporting schedules for Cash Disbursements
for the Month Ended November 30, 2002

LEGAL ENTITY	Account Number	Case Number	Disbursements
ACC CABLE COMMUNICATIONS FL-VA, LLC	081-02-41904	02-41904	$1,640,366
ACC CABLE HOLDINGS VA, INC.	081-02-41905	02-41905	—
ACC HOLDINGS II, LLC	081-02-41955	02-41955	—
ACC INVESTMENT HOLDINGS, INC.	081-02-41957	02-41957	145
ACC OPERATIONS, INC.	081-02-41956	02-41956	78,469
ACC TELECOMMUNICATIONS HOLDINGS LLC	081-02-41864	02-41864	—
ACC TELECOMMUNICATIONS LLC	081-02-41863	02-41863	2,104,681
ACC TELECOMMUNICATIONS OF VIRGINIA LLC	081-02-41862	02-41862	480,919
ACC-AMN HOLDINGS, LLC	081-02-41861	02-41861	—
ADELPHIA ACQUISITION SUBSIDIARY, INC.	081-02-41860	02-41860	—
ADELPHIA ARIZONA, INC.	081-02-41859	02-41859	—
ADELPHIA BLAIRSVILLE, LLC	081-02-41735	02-41735	—
ADELPHIA CABLE PARTNERS, LP	081-02-41902	02-41902	4,582,819
ADELPHIA CABLEVISION ASSOCIATES, LP	081-02-41913	02-41913	462,963
ADELPHIA CABLEVISION CORP.	081-02-41752	02-41752	670,620
ADELPHIA CABLEVISION OF BOCA RATON, LLC	081-02-41751	02-41751	667,035
ADELPHIA CABLEVISION OF FONTANA, LLC	081-02-41755	02-41755	—
ADELPHIA CABLEVISION OF INLAND EMPIRE, LLC	081-02-41754	02-41754	5,433,878
ADELPHIA CABLEVISION OF NEW YORK, INC.	081-02-41892	02-41892	2,066,378
ADELPHIA CABLEVISION OF NEWPORT BEACH, LLC	081-02-41947	02-41947	394,833
ADELPHIA CABLEVISION OF ORANGE COUNTY II, LLC	081-02-41781	02-41781	412,446
ADELPHIA CABLEVISION OF ORANGE COUNTY, LLC	081-02-41946	02-41946	227,152
ADELPHIA CABLEVISION OF SAN BERNANDINO, LLC	081-02-41753	02-41753	—
ADELPHIA CABLEVISION OF SANTA ANA, LLC	081-02-41831	02-41831	1,525,934
ADELPHIA CABLEVISION OF SEAL BEACH, LLC	081-02-41757	02-41757	127,416
ADELPHIA CABLEVISION OF SIMI VALLEY, LLC	081-02-41830	02-41830	880,224
ADELPHIA CABLEVISION OF THE KENNEBUNKS, LLC	081-02-41943	02-41943	267,653
ADELPHIA CABLEVISION OF WEST PALM BEACH III, LLC	081-02-41783	02-41783	120,186
ADELPHIA CABLEVISION OF WEST PALM BEACH IV, LLC	081-02-41766	02-41766	1,989,713
ADELPHIA CABLEVISION OF WEST PALM BEACH V, LLC	081-02-41764	02-41764	49,558
ADELPHIA CABLEVISION, LLC	081-02-41858	02-41858	54,845,684
ADELPHIA CALIFORNIA CABLEVISION, LLC	081-02-41942	02-41942	2,292,274
ADELPHIA CENTRAL PENNSYLVANIA, LLC	081-02-41950	02-41950	2,238,456
ADELPHIA CLEVELAND, LLC	081-02-41793	02-41793	8,704,628
ADELPHIA COMMUNICATIONS CORPORATION	081-02-41729	02-41729	200
ADELPHIA COMMUNICATIONS INTERNATIONAL, INC.	081-02-41857	02-41857	—
ADELPHIA COMMUNICATIONS OF CALIFORNIA II, LLC	081-02-41748	02-41748	1,636,121
ADELPHIA COMMUNICATIONS OF CALIFORNIA III, LLC	081-02-41817	02-41817	946,128
ADELPHIA COMMUNICATIONS OF CALIFORNIA, LLC	081-02-41749	02-41749	70,066
ADELPHIA COMPANY OF WESTERN CONNECTICUT	081-02-41801	02-41801	2,573,958

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule VI	Page 2 of 6

Court Reporting schedules for Cash Disbursements
for the Month Ended November 30, 2002

LEGAL ENTITY	Account Number	Case Number	Disbursements
DELPHIA GENERAL HOLDINGS III, LLC	081-02-41854	02-41854	—
ADELPHIA GP HOLDINGS, LLC	081-02-41829	02-41829	—
ADELPHIA GS CABLE, LLC	081-02-41908	02-41908	1,386,052
ADELPHIA HARBOR CENTER HOLDINGS, LLC	081-02-41853	02-41853	—
ADELPHIA HOLDINGS 2001, LLC	081-02-41926	02-41926	—
ADELPHIA INTERNATIONAL II, LLC	081-02-41856	02-41856	—
ADELPHIA INTERNATIONAL III, LLC	081-02-41855	02-41855	1,000,000
ADELPHIA MOBILE PHONES, INC.	081-02-41852	02-41852	—
ADELPHIA OF THE MIDWEST, INC.	081-02-41794	02-41794	25
ADELPHIA PINELLAS COUNTY, LLC	081-02-41944	02-41944	—
ADELPHIA PRESTIGE CABLEVISION, LLC	081-02-41795	02-41795	2,872,388
ADELPHIA TELECOMMUNICATIONS OF FLORIDA, INC.	081-02-41939	02-41939	14,029
ADELPHIA TELECOMMUNICATIONS, INC.	081-02-41851	02-41851	988,448
ADELPHIA WELLSVILLE, LLC	081-02-41850	02-41850	—
ADELPHIA WESTERN NEW YORK HOLDINGS, LLC	081-02-41849	02-41849	—
ARAHOVA COMMUNICATIONS, INC.	081-02-41815	02-41815	1,770
ARAHOVA HOLDINGS, LLC	081-02-41893	02-41893	—
BADGER HOLDING CORPORATION	081-02-41792	02-41792	—
BETTER TV INC. OF BENNINGTON	081-02-41914	02-41914	337,752
BLACKSBURG/SALEM CABLEVISION, INC.	081-02-41759	02-41759	446,799
BRAZAS COMMUNICATIONS, INC.	081-02-41804	02-41804	—
BUENAVISION TELECOMMUNICATIONS, INC.	081-02-41938	02-41938	297,275
CABLE SENTRY CORPORATION	081-02-41894	02-41894	—
CALIFORNIA AD SALES, LLC	081-02-41945	02-41945	—
CCC-III, INC.	081-02-41867	02-41867	—
CCC-INDIANA, INC.	081-02-41937	02-41937	—
CCH INDIANA, LP	081-02-41935	02-41935	—
CDA CABLE, INC.	081-02-41879	02-41879	133,051
CENTURY ADVERTISING, INC.	081-02-41731	02-41731	488
CENTURY ALABAMA CORP	081-02-41889	02-41889	79,614
CENTURY ALABAMA HOLDING CORP	081-02-41891	02-41891	—
CENTURY AUSTRALIA COMMUNICATIONS CORP	081-02-41738	02-41738	—
CENTURY BERKSHIRE CABLE CORP	081-02-41762	02-41762	370,291
CENTURY CABLE HOLDING CORP	081-02-41814	02-41814	—
CENTURY CABLE HOLDINGS, LLC	081-02-41812	02-41812	9,033,511
CENTURY CABLE MANAGEMENT CORPORATION	081-02-41887	02-41887	125,499
CENTURY CABLE OF SOUTHERN CALIFORNIA	081-02-41745	02-41745	—
CENTURY CABLEVISION HOLDINGS, LLC	081-02-41936	02-41936	1,318,177
CENTURY CAROLINA CORP	081-02-41886	02-41886	476,705

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule VI	Page 3 of 6

Court Reporting schedules for Cash Disbursements
for the Month Ended November 30, 2002

LEGAL ENTITY	Account Number	Case Number	Disbursements
CENTURY COLORADO SPRINGS CORP	081-02-41736	02-41736	98,340
CENTURY COLORADO SPRINGS PARTNERSHIP	081-02-41774	02-41774	4,039,182
CENTURY COMMUNICATIONS CORPORATION	081-02-12834	02-12834	1,378,395
CENTURY CULLMAN CORP	081-02-41888	02-41888	238,874
CENTURY ENTERPRISE CABLE CORP	081-02-41890	02-41890	178,812
CENTURY EXCHANGE, LLC	081-02-41744	02-41744	—
CENTURY FEDERAL, INC.	081-02-41747	02-41747	—
CENTURY GRANITE CABLE TELEVISION CORP.	081-02-41779	02-41779	—
CENTURY HUNTINGTON COMPANY	081-02-41885	02-41885	1,177,299
CENTURY INDIANA CORP	081-02-41768	02-41768	—
CENTURY INVESTMENT HOLDING CORP	081-02-41740	02-41740	—
CENTURY INVESTORS, INC.	081-02-41733	02-41733	—
CENTURY ISLAND ASSOCIATES, INC.	081-02-41771	02-41771	26,663
CENTURY ISLAND CABLE TELEVISION CORP	081-02-41772	02-41772	—
CENTURY KANSAS CABLE TELEVISION CORP	081-02-41884	02-41884	150,808
CENTURY LYKENS CABLE CORP	081-02-41883	02-41883	113,425
CENTURY MENDOCINO CABLE TELEVISION, INC.	081-02-41780	02-41780	594,295
CENTURY MISSISSIPPI CORP	081-02-41882	02-41882	259,476
CENTURY MOUNTAIN CORP	081-02-41797	02-41797	94,536
CENTURY NEW MEXICO CABLE TELEVISION CORP.	081-02-41784	02-41784	—
CENTURY NORWICH CORP	081-02-41881	02-41881	950,772
CENTURY OHIO CABLE TELEVISION CORP	081-02-41811	02-41811	452,989
CENTURY OREGON CABLE CORP	081-02-41739	02-41739	—
CENTURY PACIFIC CABLE TV INC	081-02-41746	02-41746	—
CENTURY PROGRAMMING, INC.	081-02-41732	02-41732	—
CENTURY REALTY CORP.	081-02-41813	02-41813	—
CENTURY SHASTA CABLE TELEVISION CORP	081-02-41880	02-41880	—
CENTURY SOUTHWEST COLORADO CABLE TELEVISION CORP	081-02-41770	02-41770	—
CENTURY TRINIDAD CABLE TELEVISION CORP.	081-02-41790	02-41790	77,563
CENTURY VIRGINIA CORP	081-02-41796	02-41796	265,609
CENTURY VOICE AND DATA COMMUNICATIONS, INC.	081-02-41737	02-41737	—
CENTURY WARRICK CABLE CORP.	081-02-41763	02-41763	—
CENTURY WASHINGTON CABLE TELEVISION, INC.	081-02-41878	02-41878	—
CENTURY WYOMING CABLE TELEVISION CORP.	081-02-41789	02-41789	65,879
CENTURY-TCI CALIFORNIA COMMUNICATIONS, LP	081-02-41743	02-41743	250
CENTURY-TCI CALIFORNIA, LP	081-02-41741	02-41741	27,805,904
CENTURY-TCI HOLDINGS, LLC	081-02-41742	02-41742	—

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule VI	Page 4 of 6

Court Reporting schedules for Cash Disbursements
for the Month Ended November 30, 2002

LEGAL ENTITY	Account Number	Case Number	Disbursements
CHELSEA COMMUNICATIONS, INC.	081-02-41923	02-41923	35
CHELSEA COMMUNICATIONS, LLC	081-02-41924	02-41924	5,328,691
CHESTNUT STREET SERVICES, LLC	081-02-41842	02-41842	—
CLEAR CABLEVISION, INC.	081-02-41756	02-41756	—
CMA CABLEVISION ASSOCIATES VII, LP	081-02-41808	02-41808	—
CMA CABLEVISION ASSOCIATES XI, LP	081-02-41807	02-41807	—
CORAL SECURITY, INC	081-02-41895	02-41895	—
COWLITZ CABLEVISION, INC.	081-02-41877	02-41877	459,835
CP-MDU I LLC	081-02-41940	02-41940	—
CP-MDU II LLC	081-02-41941	02-41941	—
E & E CABLE SERVICE, INC.	081-02-41785	02-41785	—
EASTERN VIRGINIA CABLEVISION HOLDINGS, LLC	081-02-41799	02-41799	—
EASTERN VIRGINIA CABLEVISION, LP	081-02-41800	02-41800	416,670
EMPIRE SPORTS NETWORK, LP	081-02-41844	02-41844	993,471
FAE CABLE MANAGEMENT CORP	081-02-41734	02-41734	—
FOP INDIANA, LP	081-02-41816	02-41816	139,118
FRONTIERVISION ACCESS PARTNERS, LLC	081-02-41819	02-41819	1,447,580
FRONTIERVISION CABLE NEW ENGLAND, INC.	081-02-41822	02-41822	646,996
FRONTIERVISION CAPITAL CORPORATION	081-02-41820	02-41820	—
FRONTIERVISION HOLDINGS CAPITAL CORPORATION	081-02-41824	02-41824	—
FRONTIERVISION HOLDINGS CAPITAL II CORPORATION	081-02-41823	02-41823	—
FRONTIERVISION HOLDINGS, LLC	081-02-41827	02-41827	16
FRONTIERVISION HOLDINGS, LP	081-02-41826	02-41826	—
FRONTIERVISION OPERATING PARTNERS, LLC	081-02-41825	02-41825	—
FRONTIERVISION OPERATING PARTNERS, LP	081-02-41821	02-41821	18,239,571
FRONTIERVISION PARTNERS, LP	081-02-41828	02-41828	—
FT MYERS CABLEVISION, LLC	081-02-41948	02-41948	577
FT. MYERS ACQUISITION LIMITED PARTNERSHIP	081-02-41949	02-41949	—
GENESIS CABLE COMMUNICATIONS SUBSIDIARY, LLC	081-02-41903	02-41903	—
GLOBAL ACQUISITION PARTNERS, LP	081-02-41933	02-41933	863,157
GLOBAL CABLEVISION II, LLC	081-02-41934	02-41934	—
GRAFTON CABLE COMPANY	081-02-41788	02-41788	—
GS CABLE, LLC	081-02-41907	02-41907	1,139,754
GS TELECOMMUNICATIONS LLC	081-02-41906	02-41906	—
HARRON CABLEVISION OF NEW HAMPSHIRE, INC.	081-02-41750	02-41750	2,510,817
HUNTINGTON CATV, INC.	081-02-41765	02-41765	—
IMPERIAL VALLEY CABLEVISION, INC.	081-02-41876	02-41876	577,881
KALAMAZOO COUNTY CABLEVISION, INC.	081-02-41922	02-41922	—

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule VI	Page 5 of 6

Court Reporting schedules for Cash Disbursements
for the Month Ended November 30, 2002

LEGAL ENTITY	Account Number	Case Number	Disbursements
KEY BISCAYNE CABLEVISION	081-02-41898	02-41898	88,478
KOOTENAI CABLE, INC.	081-02-41875	02-41875	764,190
LAKE CHAMPLAIN CABLE TELEVISION CORPORATION	081-02-41911	02-41911	203,634
LEADERSHIP ACQUISITION LIMITED PARTNERSHIP	081-02-41931	02-41931	—
LOUISA CABLEVISION, INC.	081-02-41760	02-41760	10,388
MANCHESTER CABLEVISION, INC.	081-02-41758	02-41758	—
MARTHA’S VINEYARD CABLEVISION, LP	081-02-41805	02-41805	274,086
MERCURY COMMUNICATIONS, INC.	081-02-41840	02-41840	57,210
MICKELSON MEDIA OF FLORIDA, INC.	081-02-41874	02-41874	241,137
MICKELSON MEDIA, INC.	081-02-41782	02-41782	94,490
MONTGOMERY CABLEVISION, INC.	081-02-41848	02-41848	—
MONUMENT COLORADO CABLEVISION, INC.	081-02-41932	02-41932	62,907
MOUNTAIN CABLE COMMUNICATIONS CORPORATION	081-02-41916	02-41916	—
MOUNTAIN CABLE COMPANY, LP	081-02-41909	02-41909	2,858,184
MT. LEBANON CABLEVISION, INC	081-02-41920	02-41920	—
MULTI-CHANNEL TV CABLE COMPANY	081-02-41921	02-41921	381,121
NATIONAL CABLE ACQUISITION ASSOCIATES, LP	081-02-41952	02-41952	1,849,860
OLYMPUS CABLE HOLDINGS, LLC	081-02-41925	02-41925	1,184,481
OLYMPUS CAPITAL CORPORATION	081-02-41930	02-41930	—
OLYMPUS COMMUNICATIONS HOLDINGS, LLC	081-02-41953	02-41953	—
OLYMPUS COMMUNICATIONS, LP	081-02-41954	02-41954	10,441
OLYMPUS SUBSIDIARY, LLC	081-02-41928	02-41928	—
OWENSBORO INDIANA, LP	081-02-41773	02-41773	—
OWENSBORO ON THE AIR, INC.	081-02-41777	02-41777	3
OWENSBORO-BRUNSWICK, INC.	081-02-41730	02-41730	2,854,263
PAGE TIME, INC.	081-02-41839	02-41839	159,294
PARAGON CABLE TELEVISION, INC.	081-02-41778	02-41778	67
PARAGON CABLEVISION CONSTRUCTION CORPORATION	081-02-41775	02-41775	—
PARAGON CABLEVISION MANAGEMENT CORPORATION	081-02-41776	02-41776	—
PARNASSOS COMMUNICATIONS, LP	081-02-41846	02-41846	184,392
PARNASSOS HOLDINGS, LLC	081-02-41845	02-41845	—
PARNASSOS, LP	081-02-41843	02-41843	13,302,452
PERICLES COMMUNICATIONS CORPORATION	081-02-41919	02-41919	44
PULLMAN TV CABLE CO., INC.	081-02-41873	02-41873	413,063
RENTAVISION OF BRUNSWICK, INC.	081-02-41872	02-41872	146,108
RICHMOND CABLE TELEVISION CORPORATION	081-02-41912	02-41912	62,740
RIGPAL COMMUNICATIONS, INC.	081-02-41917	02-41917	—
ROBINSON/PLUM CABLEVISION, LP	081-02-41927	02-41927	382,734

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule VI	Page 6 of 6

Court Reporting schedules for Cash Disbursements for the Month Ended November 30, 2002

LEGAL ENTITY	Account Number	Case Number	Disbursements
S/T CABLE CORPORATION	081-02-41791	02-41791	—
SABRES, INC.	081-02-41838	02-41838	—
SCRANTON CABLEVISION, INC.	081-02-41761	02-41761	1,002,769
SENTINEL COMMUNICATIONS OF MUNCIE, INDIANA, INC.	081-02-41767	02-41767	—
SOUTHEAST FLORIDA CABLE, INC.	081-02-41900	02-41900	8,529,182
SOUTHWEST COLORADO CABLE INC.	081-02-41769	02-41769	125,981
SOUTHWEST VIRGINIA CABLE, INC.	081-02-41833	02-41833	545,335
STAR CABLE INC.	081-02-41787	02-41787	—
STARPOINT, LIMITED PARTNERSHIP	081-02-41897	02-41897	977,005
SVHH CABLE ACQUISITION, LP	081-02-41836	02-41836	802,841
SVHH HOLDINGS, LLC	081-02-41837	02-41837	—
TELE-MEDIA COMPANY OF HOPEWELL-PRINCE GEORGE	081-02-41798	02-41798	347,377
TELE-MEDIA COMPANY OF TRI-STATES, LP	081-02-41809	02-41809	122,517
TELE-MEDIA INVESTMENT PARTNERSHIP, LP	081-02-41951	02-41951	806,046
TELESAT ACQUISITION LIMITED PARTNERSHIP	081-02-41929	02-41929	—
TELESAT ACQUISITION, LLC	081-02-41871	02-41871	1,868,631
THE GOLF CLUB AT WENDING CREEK FARMS, LLC	081-02-41841	02-41841	858
THE MAIN INTERNETWORKS, INC.	081-02-41818	02-41818	—
THE WESTOVER TV CABLE CO., INC.	081-02-41786	02-41786	15
THREE RIVERS CABLE ASSOCIATES, LP	081-02-41910	02-41910	552,620
TIMOTHEOS COMMUNICATIONS, LP	081-02-41901	02-41901	—
TMC HOLDINGS CORPORATION	081-02-41803	02-41803	—
TMC HOLDINGS, LLC	081-02-41802	02-41802	—
TRI-STATES, LLC	081-02-41810	02-41810	—
UCA LLC	081-02-41834	02-41834	5,383,554
UPPER ST. CLAIR CABLEVISION INC	081-02-41918	02-41918	—
US TELE-MEDIA INVESTMENT COMPANY	081-02-41835	02-41835	—
VALLEY VIDEO, INC.	081-02-41870	02-41870	101,169
VAN BUREN COUNTY CABLEVISION, INC.	081-02-41832	02-41832	120,592
WARRICK CABLEVISION, INC	081-02-41866	02-41866	—
WARRICK INDIANA, LP	081-02-41865	02-41865	178,996
WELLSVILLE CABLEVISION, LLC	081-02-41806	02-41806	219,328
WEST BOCA ACQUISITION LIMITED PARTNERSHIP	081-02-41899	02-41899	950,445
WESTERN NY CABLEVSION, LP	081-02-41847	02-41847	—
WESTVIEW SECURITY, INC	081-02-41896	02-41896	—
WILDERNESS CABLE COMPANY	081-02-41869	02-41869	133,875
YOUNG’S CABLE TV CORP	081-02-41915	02-41915	186,619
YUMA CABLEVISION, INC.	081-02-41868	02-41868	594,463

TOTAL			$236,242,002

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule VII	Page 1 of 12

Court Reporting schedules for Insurance Coverage

Coverage **	Company	Policy No.	Term

Property & Inland Marine: All Risk Property Including Antennas, Microwave Dishes, Earth Stations, and Receiving Dishes	Royal Indemnity Company	RHD315165	05/16/00–05/16/03

Boiler & Machinery Inspection Contract	C N A	#BM1098496299	05/16/02–05/16/03

Difference in Conditions	Essex Insurance Company Underwriters @ Lloyds thru Western Re/Managers	MSP 6409 LLX40298	05/16/02–05/16/03 05/16/02–05/16/03

Transmission Lines/Business Interruption	United Assurance Co	TD051600	05/16/00–05/16/03

Commercial General Liability	Royal Insurance Co.	P2TS465832	05/16/02–05/16/03

Commercial Automobile	Royal Insurance Co.	P2TS465831 Liability (all states except Texas) P2TS465834 Texas Liability P2TS465833 Physical Damage	05/16/02–05/16/03

Worker’s Compensation	Royal Indemnity Co	P2AO 003261 all states except California & monopolistic states	05/16/02–05/16/03

California	State Compensation Insurance Fund	1695463-02	05/16/02–05/16/03

ACC Operations Inc (OH)	Ohio Bureau of Workers Compensation	1328524	Ongoing*

Washington State	WA Department of Labor & Industry	083 004 452	10/1/99–Ongoing*

West Virginia	West Virginia Workers’ Compensation	20104948 101	10/1/99–Ongoing*

Wyoming	Wyoming Department of Employment	366575	10/1/99–Ongoing*

ADELPHIA COMMUNICATIONS CORPORATION, et al.
DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule VII	Page 2 of 2

Court Reporting schedules for Insurance Coverage

Coverage **	Company	Policy No.	Term

Aircraft Policy	United States Aircraft Insurance	360AC625118	11/23/02–11/23/03

Umbrella Excess Liability Excess Liability	Liberty Mutual Federal Insurance Co	TH1641004429-012 79808108	05/16/02–05/16/03 05/16/02–05/16/03

Executive Protection (Kidnap/Ransom & Extortion)	Federal Insurance	81516188	12/19/01–12/19/04

International Package	Great Northern Insurance Co.	73223119	05/16/02–05/16/03

Employee Dishonesty—ERISA	Hanover Insurance Co	BDR1680832	05/16/00–05/16/03

New York Disability	National Benefit Life	89100184825	01/01/02–Ongoing*

Pollution Liability	Federal Insurance	37251845	01/01/00–01/01/03
37251846

Directors & Officers Liability	AEGIS (Associated Electric & Gas Insurance Services Limited)	D0999A1A00	12/31/00–12/31/03

Excess Directors & Officers Liability	Federal Insurance Company	8181-10-37	12/31/00–12/31/03
	Greenwich Insurance Company	ELU 82137-00	12/31/00–12/31/03

Media Liability	Illinois Union Insurance Company	EONG21640104001	10/28/02–10/28/03

Commercial General Liability	Scottsdale Insurance Co.	BCS0002136	09/26/01–03/26/03

*	Ongoing means until the policy is cancelled by Adelphia or carrier

**
The named insured is Adelphia Communications Corporation et al for all of the coverage except for Employee Dishonesty—ERISA whose named insured is Adelphia Communications Corporation Health Benefit Plan and Adelphia Communications Corporation Savings and Retirement Plan.